QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ISLE OF CAPRI CASINOS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

 ISLE OF CAPRI CASINOS, INC.
600 EMERSON ROAD
ST. LOUIS, MISSOURI 63141
(314) 813-9200

 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held on Tuesday, October 6, 2009

        The 2009 Annual Meeting of Stockholders of Isle of Capri Casinos, Inc. will be held at 600 Emerson Road, St. Louis, Missouri, on Tuesday, October 6, 2009 at 9:00 a.m., Central Time, for the following purposes:

  (1)
  To elect nine persons to the Board of Directors.

  (2)
  To approve the adoption of the Isle of Capri Casinos, Inc. 2009 Long-Term Incentive Plan.

  (3)
  To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2010 fiscal year.

  (4)
  To transact such other business as may properly come before the Annual Meeting.

        The record date for the determination of stockholders entitled to vote at the Annual Meeting, or any adjournments or postponements thereof, is the close of business on August 14, 2009. A stockholder list will be available for examination for any purpose germane to the meeting, during ordinary business hours at our principal executive offices, located at 600 Emerson Road, St. Louis, Missouri 63141 for a period of 10 days prior to the meeting date. Additional information regarding the matters to be acted on at the Annual Meeting can be found in the accompanying Proxy Statement.

        In accordance with the Securities and Exchange Commission rules that allow us to furnish proxy materials to you via the Internet, we have made these proxy materials available to you at www.proxyvote.com, or, upon your request, have delivered printed versions of these materials to you by mail. We are furnishing this proxy statement in connection with the solicitation by our Board of Directors of proxies to be voted at our 2009 Annual Meeting. Reference is made to the proxy statement for further information with respect to the items of business to be transacted at the annual meeting. We have not received notice of other matters that may be properly presented at the annual meeting.

        Your vote is important. Please read the proxy statement and the voting instructions on the proxy. Then, whether or not you plan to attend the annual meeting in person, and no matter how many shares you own, please download, sign, date and promptly return the proxy. If you are a holder of record, you may also cast your vote in person at the annual meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

Edmund L. Quatmann, Jr. Senior Vice President, General Counsel and Secretary
St. Louis, Missouri August 24, 2009

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2009 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 6, 2009

Isle of Capri Casino's Proxy Statement for the 2009 Annual Meetings of Stockholders is available at www.proxyvote.com

 ISLE OF CAPRI CASINOS, INC.
600 EMERSON ROAD
ST. LOUIS, MISSOURI 63141
(314) 813-9200

 PROXY STATEMENT
AUGUST 24, 2009

        We are furnishing this proxy statement to you in connection with the solicitation by the Board of Directors of Isle of Capri Casinos, Inc., a Delaware corporation, of proxies for use at the 2009 Annual Meeting of Stockholders to be held on Tuesday, October 6, 2009, beginning at 9:00 a.m., Central Time, at 600 Emerson Road, St. Louis, Missouri, and at any adjournment(s) of the Annual Meeting. Isle of Capri Casinos, Inc., together with its subsidiaries, is referred to herein as the "Company," "we," "us" or "our," unless the context indicates otherwise.

        Our principal executive offices are located at 600 Emerson Road, St. Louis, Missouri 63141. A notice containing instructions on how to access our 2009 Annual Report to Stockholders, this proxy statement, and accompanying proxy card was first being mailed to our stockholders on or about August 24, 2009.

QUESTIONS AND ANSWERS

When is the 2009 Annual Meeting, and why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of printed proxy materials?

        The Board of Directors of Isle of Capri Casinos, Inc., a Delaware corporation, seeks your proxy for use in voting at our 2009 Annual Meeting or at any postponements or adjournments of the annual meeting. The Board of Directors is soliciting proxies beginning on or about August 24, 2009. Our annual meeting will be held at 600 Emerson Road, St. Louis, Missouri on Tuesday, October 6, 2009, at 9:00 a.m., Central Time. All holders of our common stock, par value $0.01 per share, entitled to vote at the annual meeting, will receive a one-page notice in the mail regarding the Internet availability of proxy materials. Along with the proxy statement, you will also be able to access our Annual Report on Form 10-K for the year ended April 26, 2009 on the Internet.

        Pursuant to the rules adopted by the Securities and Exchange Commission ("SEC"), we have elected to provide access to our proxy materials over the Internet. Accordingly, we sent a notice to all of our stockholders as of the record date. All stockholders may access our proxy materials on the website referred to in the notice. Stockholders may also request to receive a printed set of our proxy materials. Instructions on how to access our proxy materials over the Internet or to request a printed copy can be found on the notice. In addition, by following the instructions in the notice, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

        Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

        THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ISLE OF CAPRI CASINOS, INC.

On what am I being asked to vote?

        At the Annual Meeting, the Company's stockholders will be asked to vote on the following proposals:

  (1)
  To elect nine persons to the Board of Directors;

  (2)
  To approve the adoption of the Isle of Capri Casinos, Inc. 2009 Long-Term Incentive Plan; and

  (3)
  The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2010 fiscal year.

The stockholders may also transact any other business that may properly come before the meeting.

Who is entitled to vote at the Annual Meeting?

        The record date for the Annual Meeting is August 14, 2009, and only stockholders of record at the close of business on that date may vote at and attend the Annual Meeting.

What constitutes a quorum for the purposes of voting?

        A majority of the shares of the Company's common stock outstanding, represented in person or by proxy at the Annual Meeting, will constitute a quorum for the purpose of transacting business at the Annual Meeting. Abstentions and "broker non-votes" (explained below) are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business. As of the record date, August 14, 2009, there were 32,286,855 shares of the Company's common stock outstanding and entitled to vote, which excludes 4,327,623 shares held by us in treasury.

What if a quorum is not present at the Annual Meeting?

        If a quorum is not present during the meeting, we may adjourn the meeting. In addition, in the event that there are not sufficient votes for approval of any of the matters to be voted upon at the meeting, the meeting may be adjourned in order to permit further solicitation of proxies.

How many votes do I have?

        Each outstanding share of the Company's common stock entitles its owner to one vote on each matter that comes before the meeting. Your proxy card indicates the number of shares of the Company's common stock that you owned as of the record date, August 14, 2009.

How many votes are needed to approve each item?

        Provided a quorum is present, directors will be elected by the affirmative vote of a plurality of the shares of our common stock present at the Annual Meeting, in person or by proxy, and entitled to vote on the proposal. Withheld votes, if any, and broker non-votes if any, will have no effect on the vote for the proposal. Stockholders are not allowed to cumulate their votes for the election of directors.

        Approval of the adoption of the Isle of Capri Casinos, Inc. 2009 Long-Term Incentive Plan requires the affirmative vote of at least a majority of the shares of our common stock present at the Annual Meeting, in person or by proxy, and entitled to vote on the proposal. Broker non-votes, if any, will have no effect on the vote for this proposal. Abstentions will have the same effect as a vote against the proposal.

        Ratification of the selection of Ernst & Young as our independent registered public accounting firm for the 2010 fiscal year requires the affirmative vote of at least a majority of the shares of our common stock present at the Annual Meeting, in person or by proxy, and entitled to vote on the proposal. Broker non-votes, if any, will have no effect on the vote for this proposal. Abstentions will have the same effect as a vote against this proposal. If this selection is not ratified by our stockholders, our Audit Committee may reconsider its selection.

What if my stock is held by a broker?

        If you are the beneficial owner of shares held in "street name" by a broker, your broker, as the record holder of the shares, must vote those shares in accordance with your instructions. In accordance with the Marketplace Rules of the National Association of Securities Dealers, Inc. (the "Marketplace Rules"), certain matters submitted to a vote of stockholders are considered to be "routine" items upon which brokerage firms may vote in their discretion on behalf of their customers if such customers have not furnished voting instructions within a specified period prior to the meeting, so called "broker non-votes." For those matters that are considered to be "non-routine," brokerage firms that have not received instructions from their customers will not be permitted to exercise their discretionary authority.

How do I vote?

        Stockholders of record can choose one of the following ways to vote:

  (1)
  By mail: Please download and print the proxy card from the Internet at www.proxyvote.com, complete, sign, date and return the proxy card to:

      Isle of Capri Casinos, Inc.
      c/o Broadridge
      51 Mercedes Way
      Edgewood, NY 11717

  (2)
  By Internet: www.proxyvote.com

  (3)
  By telephone: 1-800-690-6903

  (4)
  In person at the Annual Meeting.

        By casting your vote in any of the four ways listed above, you are authorizing the individuals listed on the proxy to vote your shares in accordance with your instructions.

        If you hold our voting securities in "street name," only your broker or bank can vote your shares. If you want to vote in person at our Annual Meeting and you hold our voting securities in street name, you must obtain a proxy from your broker and bring that proxy to our Annual Meeting.

How do I vote using the proxy card?

        If the proxy is properly signed and returned, the shares represented by the proxy will be voted at the Annual Meeting according to the instructions indicated on your proxy. If the proxy does not specify how your shares are to be voted, your shares represented by the proxy will be voted:

  1.
  For the election of the directors recommended by the Board of Directors;

  2.
  To approve the adoption of the Isle of Capri Casinos, Inc. 2009 Long-Term Incentive Plan;

  3.
  To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2010 fiscal year; and

  4.
  In their discretion, upon such other business as may properly come before the meeting.

Can I change my vote after I have submitted my proxy?

        Yes, a stockholder who has submitted a proxy may revoke it at any time prior to its use by:

  1.
  Delivering a written notice to the Secretary;

  2.
  Executing a later-dated proxy; or

  3.
  Attending the Annual Meeting and voting in person.

        A written notice revoking the proxy should be sent to the Company's Secretary at the following address:

      Edmund L. Quatmann, Jr.
      Senior Vice President, General Counsel and Secretary
      Isle of Capri Casinos, Inc.
      600 Emerson Road
      St. Louis, Missouri 63141

How will the votes be tabulated at the meeting?

        Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the Annual Meeting, and such election inspectors also will determine whether or not a quorum is present.

Will the Company solicit proxies in connection with the Annual Meeting?

        Yes, the Company will solicit proxies in connection with the Annual Meeting. We will bear all costs of soliciting proxies including charges made by brokers and other persons holding stock in their names or in the names of nominees for reasonable expenses incurred in sending proxy material to beneficial owners and obtaining their proxies. In addition to solicitation by mail, our directors, officers, and employees may solicit proxies personally and by telephone, facsimile and email, all without extra compensation. We may retain a proxy solicitation firm to assist in the solicitation of proxies. If we retain such a firm, the fee to be paid for such services will be borne by us and is not expected to exceed $7,500 plus reasonable expenses.

 ELECTION OF DIRECTORS

        At the Annual Meeting, stockholders will vote on the election of nominees listed below to serve as directors until the next annual meeting of stockholders or until their respective successors, if any, are have been elected and qualified. Each of these individuals is currently serving on the Company's Board of Directors other than Richard A. Goldstein. The Company does not know of any reason why any nominee would be unable or unwilling to serve as a director. If any nominee is unable or unwilling to serve, the shares represented by all valid proxies will be voted for the election of such other person as the Company's Board may nominate.

Nominees

        The Board of Directors recommends that you vote "FOR" each of the following nominees:

Name	Age
James B. Perry	59
Robert S. Goldstein	54
W. Randolph Baker	62
John G. Brackenbury	72
Alan J. Glazer	68
Jeffrey D. Goldstein	56
Shaun R. Hayes	49
Lee S. Wielansky	58
Richard A. Goldstein	48

Nominee Background

        James B. Perry has been a director since July 2007 and was named Chairman of the Board in August 2009. Since March 2008, he has served as our Chief Executive Officer. Prior to being named Chairman, Mr. Perry was Executive Vice Chairman from March 2008 to August 2009 and Vice Chairman from July 2007 to March 2008. Mr. Perry served as a Class III Director on the board of Trump Entertainment Resorts, Inc. from May 2005 until July 2007. From July 2005 to July 2007, Mr. Perry served as Chief Executive Officer and President of Trump Entertainment Resort, Inc. Mr. Perry was President of Argosy Gaming Company from April 1997 through July 2002 and Chief Executive Officer of Argosy Gaming Company from April 1997 through May 2003. Mr. Perry also served as a member of the Board of Directors of Argosy Gaming Company from 2000 to July 2005.

        Robert S. Goldstein has been a director since February 1993 and was named Vice Chairman of the Board in March 2008. Prior to being named Vice Chairman, Mr. Goldstein was Executive Vice Chairman from October 2005 to March 2008. Mr. Goldstein is the Chairman, Chief Executive Officer and President of Alter Trading Corporation, a company engaged in the business of scrap metal recycling, and has been associated with that company since 1977. Mr. Goldstein serves as a director of Goldstein Group, Inc., a private company. Additionally, Mr. Goldstein was a director, officer, and stockholder of the Steamboat Companies and has been an officer of several affiliated companies engaged in river transportation, stevedoring and equipment leasing since 1980. Mr. Goldstein is the brother of Jeffrey D. Goldstein and Richard A. Goldstein.

        W. Randolph Baker has been a director since September 1997. In July 2008, Mr. Baker resigned from his position as Chair of the Sycuan Institute on Tribal Gaming at San Diego State University, the nation's first academic program dedicated to the study of tribal gaming, where he served since August 2006. He is currently a principal in Randolph Baker & Associates, a consulting firm located in San Antonio, Texas. Previously Mr. Baker served as Executive Director of the Shelby County Schools Education Foundation, a nonprofit organization dedicated to enhancing the quality of K-12 education in Shelby County, Tennessee. From June 1996 to Spring 2004, he served as Vice Chairman and Chief Executive Officer of Thompson Baker & Berry, a regional public relations and public affairs firm located in Memphis, Tennessee. Prior to that, Mr. Baker served as the Harrah's Visiting Professor of Gaming Studies in the College of Business at the University of Nevada, Reno, and as Director of Public Affairs for The Promus Companies Incorporated, then a holding company for casino and hotel brands (including Harrah's casino hotels) in Memphis, Tennessee.

        John G. Brackenbury, C.B.E. has been a director since January 2004. He also serves as Chairman of the Board of Directors of our wholly owned subsidiary, Isle of Capri Casinos, Ltd., and Blue Chip Casinos Plc. Mr. Brackenbury, who has over 40 years of experience in the leisure sector in the United Kingdom, is involved in numerous organizations. Mr. Brackenbury has served as chairman of Business in Sport & Leisure since 1985 and was made Life President on March 17, 2005 and as chairman of Brackenbury Leisure Limited since 1996. He has served as Chairman of Avanti Screenmedia since 2002 and on the demerger of Avanti Screenmedia and Avanti Communications in April 2007, he was a non-executive director of Avanti Screenmedia and resigned and became chairman of Avanti Communications Group Plc and ceased to be chairman of Active Media Capital in April 2007 when it was acquired by Avanti Screenmedia. From November 1996 to December 2003, he was Chairman of Pubmaster Limited, which was one of the United Kingdom's leading independent pub operators. Mr. Brackenbury previously served as a non-executive director of Holsten (UK) Limited, Hotel & Catering Training Company, Western Wines Limited, Aspen Group Plc, SFI Holdings Limited, Brewing Research Foundation and as an executive director of Brent Walker Group, Plc and Chairman of People 1st. Blue Chip Casinos Plc, a company on which Mr. Brackenbury serves on the Board of Directors, and of which we own a majority interest, filed for Administration in the United Kingdom under the Insolvency Act 1986 in March 2009.

        Alan J. Glazer has been a director since November 1996, and is currently the Chief Executive Officer of Morris Anderson & Associates, Ltd., a national management consulting firm, where he has worked since 1984. Mr. Glazer also serves as a director of Goldstein Group, Inc., private company owned by the Goldstein family.

        Jeffrey D. Goldstein has been a director since October 2001. Mr. Goldstein is Chairman and President of Alter Company and its related barge and other transportation entities. Mr. Goldstein has been associated with Alter Company for over thirty years, serving in various management roles. Mr. Goldstein serves as a director of Goldstein Group, Inc., a private company. Additionally, Mr. Goldstein was a director, officer, and stockholder of the Steamboat Companies. Mr. Goldstein is the brother of Robert S. Goldstein and Richard A. Goldstein.

        Shaun R. Hayes has been a director since January 2006. Since August 2008, Mr. Hayes has served as President and CEO of Sun Security Bank, a wholly-owned subsidiary of Sun Financial, a Missouri-based bank holding company. Mr. Hayes was president and chief executive officer of Missouri banking for National City Bank from April 2004 to July 2008.

        Lee S. Wielansky has been a director since February 2007. Since March 2003, Mr. Wielansky has served as Chairman and Chief Executive Officer of Midland Development Group, Inc., a commercial real estate development company with locations in St. Louis, Missouri and Jacksonville, Florida. From November 2000 to March 2003, Mr. Wielansky served as President and Chief Executive Officer of JDN Development Company, Inc., a wholly owned subsidiary of JDN Corporation, a publicly traded real estate investment trust engaged in the development of retail shopping centers. From 1998 to 2000, Mr. Wielansky was a Managing Director of Regency Centers Corporation, a publicly traded real estate investment trust. In 1983, Mr. Wielansky co-founded Midland Development Group, Inc. and served as Chief Executive Officer until 1998 when the company was acquired by Regency Centers Corporation. Mr. Wielansky serves as Chairman of the Board of Directors of Pulaski Financial Corp., the holding company for Pulaski Bank, and serves as a director of Acadia Realty Trust, a real estate investment trust.

        Richard A. Goldstein is a nominee and has not previously served on the Board of Directors. Mr. Goldstein serves on the Board of Directors, and is an Executive Vice President, of Alter Trading Corporation, a company engaged in the business of scrap metal recycling, and has been associated with that company since 1983. Mr. Goldstein also serves as the President of Alter Energy, LLC, and serves on the Board of Directors, and is an Executive Vice President, of Alter Company. Mr. Goldstein serves as a director of Goldstein Group, Inc., a private company. Mr. Goldstein was a director, officer and stockholder of the Steamboat Companies. Mr. Goldstein is the brother of Jeffrey D. Goldstein and Robert S. Goldstein.

        With respect to each of our current directors, we own a majority interest in Blue Chip Casinos Plc, a United Kingdom entity which owns and operates two casinos in the United Kingdom. In March of 2009, Blue Chip filed for Administration in the United Kingdom under the Insolvency Act 1986.

Independence

        The Board of Directors has determined that the following directors are independent as defined in Nasdaq Rule 5605(a)(2):

  W. Randolph Baker
  John G. Brackenbury
  Alan J. Glazer
  Shaun R. Hayes
  Lee S. Wielansky

Meetings

        During the fiscal year ended April 26, 2009, which we refer to as "fiscal 2009," the Board of Directors met in person or telephonically twelve times. During fiscal 2009, each of our directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which he served. Directors are expected to attend each Annual Meeting of Stockholders. Each member of the current Board of Directors that was a member of the Board in October 2008 attended last year's Annual Meeting of Stockholders.

Committees

        The Board of Directors has three standing committees: the Stock Option and Compensation Committee, the Audit Committee, and the Nominating Committee. During fiscal 2009, the Stock Option and Compensation Committee met seven times, the Audit Committee met ten times and the Nominating Committee met on an informal basis from time to time.

        Stock Option and Compensation Committee.    Messrs. Hayes, Glazer, Baker, Brackenbury and Wielansky are members of the Stock Option and Compensation Committee. Mr. Hayes acts as chairman of the Stock Option and Compensation Committee. The Stock Option and Compensation Committee acts as an advisory committee to the full Board with respect to compensation of our executive officers and other key employees, including administration of the stock option plan, option grants, and bonuses. Additional information regarding the policies of the Committee is set forth in the "Stock Option and Compensation Committee Report on Executive Compensation" included in this proxy statement. In accordance with Nasdaq Rule 5605(d)(1)(B), each member of the Stock Option and Compensation Committee is "independent" as defined in Nasdaq Rule 5605(a)(2). The Stock

Option and Compensation Committee Charter is posted on the Company's website at www.islecorp.com under Investor Relations—Corporate Governance.

        Audit Committee.    Messrs. Glazer, Baker, Hayes and Wielansky are members of the Audit Committee. Mr. Glazer acts as chairman of the Audit Committee. The Audit Committee's responsibilities include recommending to the full Board the selection of our independent registered public accounting firm, reviewing the plan, scope and results of the independent audit, reviewing the fees for the audit services performed, reviewing and pre-approving the fees for the non-audit services to be performed and reviewing all financial statements. Information regarding the functions performed by the Audit Committee during the fiscal year is set forth in the "Report of the Audit Committee," included in this proxy statement. Each member of the Audit Committee is "independent" as defined in Nasdaq Rule 5605(a)(2). The Board has determined that each member of the audit committee is free from any relationship that would interfere with the exercise of independent judgment as a committee member. Mr. Glazer has been designated as our "audit committee financial expert" under the SEC Rules. The Audit Committee is governed by a written charter approved by the Board of Directors. The Audit Committee Charter is posted on the Company's website at www.islecorp.com under Investor Relations—Corporate Governance.

        Nominating Committee.    Messrs. Glazer and Hayes are members of the Nominating Committee. Mr. Glazer acts as chairman of the Nominating Committee. The Nominating Committee considers and makes recommendations concerning the size and composition of the Board of Directors, the number of non-executive members of the Board of Directors, and membership of committees of the Board of Directors. As a policy, the Nominating Committee generally does not consider nominees recommended by the Company's stockholders. In determining the criteria for membership on the Board of Directors, the Nominating Committee considers the skills and personal characteristics required in light of the then-current makeup of the Board and in the context of the perceived needs of the Company at the time, including the following attributes: financial acumen, general business experience, industry knowledge, leadership abilities, high ethical standards and independence. In accordance with Nasdaq Rule 5605(e)(1)(B), Messrs. Alan J. Glazer and Shaun Hayes are "independent" as defined in Nasdaq Rule 5605(a)(2). The Nominating Committee Charter is posted on the Company's website at www.islecorp.com under Investor Relations—Corporate Governance.

        In addition to the foregoing committees of the Board of Directors, we also maintain a Compliance Committee that is made up of both directors and non-directors. Mr. Baker is a member of the Compliance Committee, along with Messrs. Harry Redmond and Steve DuCharme and Ms. Virginia McDowell, our President and Chief Operating Officer, and Ms. Elizabeth Tranchina, our Vice President, Legal Affairs. Mr. Baker acts as chairman, Messrs. Redmond and DuCharme are independent members, and Ms. Tranchina is the Compliance Officer of the Compliance Committee. The Compliance Committee's responsibilities include maintaining compliance with the regulatory requirements imposed upon the Company by the jurisdictions in which it operates and evaluating relationships between the Company and persons and entities with whom the Company proposes to do business.

Compensation of Directors

        For the one-year term that commenced October 6, 2008, our non-employee directors received a $50,000 annual retainer, additional compensation of $4,000 for each board meeting attended, $2,000 for each meeting with management that they were required to attend and $1,000 for any other meeting they were required to attend in person; provided, however, that the Chairman of the Board received an annual retainer of $200,000, and the Vice Chairman of the Board received an annual retainer of $100,000, in each case in lieu of the standard annual retainer and per meeting fees. The Chairmen of the Company's Audit Committee and Stock Option and Compensation Committee each receive an additional annual retainer of $25,000 and $7,500, respectively, for chairing those Committees, and the

Chairman of the Company's Compliance Committee receives a fee of $2,000 per meeting. Directors are also eligible for annual long-term incentive awards. For the one-year term that commenced October 6, 2008, each non-employee director at-large was awarded 10,751 shares of restricted stock, our former Chairman was awarded 63,242 shares of restricted stock and the Vice Chairman was awarded 31,621 shares of restricted stock. The awards vest 50% upon issuance and 50% on the one-year anniversary of issuance. Directors who are our employees receive no additional compensation for serving as directors. All directors are reimbursed for travel and other expenses incurred in connection with attending board meetings and meetings with management that they may be required to attend.

        Mr. Robert S. Goldstein was appointed Executive Vice Chairman in October 2005 and, pursuant to the terms of his employment agreement, his annual base salary was $200,000. Mr. Goldstein resigned as Executive Vice Chairman and became Vice Chairman effective May 1, 2008. Mr. Goldstein's employment agreement was terminated effective upon his resignation.

        Director compensation for the one-year term commencing October 6, 2009 has not yet been set.

        During the fiscal year ended April 26, 2009, Mr. Brackenbury performed consulting services for us. See "Certain Related Party Transactions" for a description of these services. This arrangement was terminated during fiscal 2009.

        During the fiscal year ended April 26, 2009, Mr. Wielansky performed consulting services for us. See "Certain Related Party Transactions" for a description of these services. This arrangement was terminated during fiscal 2009.

Fiscal 2009 Director Compensation

        The following table sets forth information with respect to all compensation awarded the Company's directors during fiscal 2009:

Name(1)	Fees earned or paid in cash ($)	Stock Awards ($)	Option Awards ($)(2)	All other compensation ($)(3)	Total ($)
Bernard Goldstein	233,333	462,134	—	—	695,467
Robert S. Goldstein(4)	116,667	205,108	138,863	—	460,638
W. Randolph Baker	78,000	72,657	53,780	—	204,437
John G. Brackenbury(5)	70,000	86,421	—	60,000	216,421
Alan J. Glazer	118,000	86,421	—	—	204,421
Jeffery D. Goldstein	70,000	72,657	53,780	—	196,437
Shaun R. Hayes	77,500	87,088	38,412	—	203,000
Lee S. Wielansky	74,000	74,220	23,652	—	171,872

(1)
James B. Perry, our Chief Executive Officer and the Chairman of our Board of Directors, is a Named Executive Officer and his compensation as Chief Executive Officer is included in the Summary Compensation Table. He does not receive additional compensation for his service as a director.

(2)
The amounts in this column are calculated in accordance with Statement of Financial Accounting Standards, No. 123 (revised 2004), "Share-Based Payment" ("FAS 123R") and equal the financial statement compensation cost for awards as reported in our consolidated statement of operations for the fiscal year. The amounts do not represent cash payments made to the director or amounts realized, or amounts that may be realized. Under FAS 123R, the fair value of awards granted to directors is recognized ratably over the applicable service period generally corresponding with the vesting schedule of the grant. The assumptions used in the calculation of these amounts for stock option awards are disclosed in Note 10 to our Consolidated Financial Statements included in our

  Annual Report on Form 10-K for the fiscal year ended April 26, 2009 with the exception that for the directors no forfeiture rate is applied.

(3)
Occasionally the spouse of a director accompanies the director on travel to Board meetings at our expense. This column does not include this cost, which is minimal.

(4)
The amount included in the "Stock Awards" column and in the "Options Award" column for Mr. Robert S. Goldstein is the financial statement compensation cost for all awards awarded to Mr. Goldstein for service as a director and previously as Executive Vice Chairman. Mr. Goldstein's base fee for service as a director for fiscal 2009 was reduced 25% at his request.

(5)
Mr. Brackenbury received $10,000 for consulting services performed for the Company and $50,000 in fees for serving on the Board of Directors of the Isle Casinos Limited.

Stockholder Communications with the Board

        The Board provides a process for stockholders to send communications to the Board or any of the directors, including the independent directors. All such communications must be in writing and shall be addressed to the Corporate Secretary, Isle of Capri Casinos, Inc., 600 Emerson Road, St. Louis, Missouri 63141, Attention: Stockholder Communications. All inquiries will be reviewed by the Secretary who will forward to the Board a summary of all such correspondence and copies of all communications that he determines require the attention of the Board. All communications will be compiled and submitted to the Board or the individual directors on a regular basis unless such communications are considered, in the reasonable discretion of the Secretary, to be improper for submission to the intended recipients. Examples of communications that would be deemed improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Company or the Company's business or communications that relate to irrelevant topics.

Executive Sessions

        In accordance with Nasdaq Rule 5605(b)(2), the Board currently schedules regular meetings at which only independent directors are present. The executive sessions generally are scheduled in conjunction with each Board meeting at which the members of the Board of Directors meet in person.

Code of Conduct

        As required by Nasdaq Rule 5610, the Board of Directors has adopted a Code of Business Conduct that applies to all of the Company's directors, officers and employees. In addition, the Company has adopted a Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer, controller and others performing similar functions and specifies the legal and ethical conduct expected of such officers. The Company's Code of Business Conduct and Code of Ethics are posted on the Company's website at www.islecorp.com under Investor Relations—Corporate Governance and will be provided free of charge upon request to the Company.

Compensation Committee Interlocks and Insider Participation

        There are no Stock Option and Compensation Committee interlocks (i.e., none of our executive officers serves as a member of the board of directors or the compensation committee of another entity that has an executive officer serving as a member of our Board or the Stock Option and Compensation Committee of our Board).

 OWNERSHIP OF OUR CAPITAL STOCK

        The following table sets forth information with respect to the beneficial ownership of our common stock as of August 14, 2009 (unless otherwise indicated) by: (1) each director and nominee for director, (2) the individuals named in the Summary Compensation Table (i.e., the Named Executive Officers), (3) all directors, nominees for director and executive officers (including the Named Executive Officers) as a group, and (4) based on information available to us and filings made under Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended, each person known by us to be the beneficial owner of more than 5% of our common stock. Unless otherwise indicated, all persons listed have sole voting and dispositive power over the shares beneficially owned.

Name and Address of Beneficial Owners(1)	Number of Shares of Common Stock Beneficially Owned(2)	Percentage of Outstanding Shares Owned(2)
Robert S. Goldstein(3)	14,041,695	43.5%
Jeffrey D. Goldstein(4)	13,535,310	41.9%
Richard A. Goldstein(5)	13,383,057	41.5%
B.I.J.R.R. Isle, Inc.(6)	8,702,625	27.0%
B.I. Isle Partnership, L.P.(7)	4,502,625	13.9%
Goldstein Group, Inc.(8)	2,898,243	9.0%
PAR Investment Partners, L.P.(9)	1,869,983	5.8%
Addison Clark Management, L.L.C.(10)	2,303,852	7.1%
W. Randolph Baker(11)	34,628	*
John G. Brackenbury(12)	23,229	*
Alan J. Glazer(13)	78,066	*
Shaun R. Hayes(14)	20,040	*
James B. Perry(15)	367,129	1.1%
Lee S. Wielansky(16)	24,035	*
Virginia M. McDowell(17)	301,920	*
Dale R. Black(18)	133,169	*
Arnold L. Block(19)	23,688	*
R. Ronald Burgess(20)	36,321	*
D. Douglas Burkhalter(21)	47,321	*
Roger W. Deaton (22)	51,602	*
Paul B. Keller(23)	39,610	*
Donn R. Mitchell, II(24)	82,754	*
Edmund L. Quatmann, Jr.(25)	39,795	*
Jeanne-Marie Wilkins(26)	30,180	*
Directors, Nominee for Director and Executive Officers as a Group (19 persons)(27)	16,860,349	51.9%

*
Less than 1%.

Notes:

(1)
Unless otherwise indicated below, the business address for each member or affiliated entity of the Goldstein family listed below is 2117 State Street, Bettendorf, Iowa 52722.

(2)
Calculated pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Under Rule 13d-3(d), shares not currently outstanding that are subject to options, warrants, rights or conversion privileges exercisable within 60 days of August 14, 2009, are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by any other person listed.

(3)
The number of shares beneficially owned by Robert S. Goldstein includes 8,702,625 shares of which Robert S. Goldstein, as Co-Chairman and Chief Executive Officer of B.I.J.R.R. Isle, Inc., has indirect beneficial ownership, 2,898,243 shares held by the Goldstein Group, Inc., of which Robert S. Goldstein has indirect beneficial ownership, 540,000 shares held in the Richard A. Goldstein Irrevocable Trust, of which Robert S. Goldstein, as co-trustee, has indirect beneficial ownership, 540,000 shares held in the Jeffrey D. Goldstein Irrevocable Trust, of which Robert S. Goldstein, as co-trustee, has indirect beneficial ownership, 500,732 shares held in the Bernard Goldstein Trust, of which Robert S. Goldstein, as co-trustee, has indirect beneficial ownership, 75,000 shares in a family private foundation of which he is a director, and 32,041 shares of restricted stock subject to vesting. The business address of Robert S. Goldstein is 700 Office Parkway, St. Louis, Missouri 63141.

(4)
The number of shares beneficially owned by Jeffrey D. Goldstein includes 8,702,625 shares of which Jeffrey D. Goldstein, as Co-Chairman and Chief Executive Officer of B.I.J.R.R. Isle, Inc. (the sole general partner of B.I. Isle Partnership, L.P., Rob Isle Partnership, L.P., Rich Isle Partnership, L.P., and Jeff Isle Partnership, L.P.), has indirect beneficial ownership, 2,898,243 shares held by the Goldstein Group, Inc., of which Jeffrey D. Goldstein has indirect beneficial ownership, 540,000 shares held in the Richard A. Goldstein Irrevocable Trust, of which Jeffrey D. Goldstein, as co-trustee, has indirect beneficial ownership, 500,732 shares held in the Bernard Goldstein Trust, of which Jeffrey D. Goldstein, as co-trustee, has indirect beneficial ownership, 75,000 shares in a family private foundation of which he is a director, and 13,577 shares of restricted stock subject to vesting. The business address of Jeffrey D. Goldstein is 2117 State Street, Suite 300, Bettendorf, Iowa 52722.

(5)
The number of shares beneficially owned by Richard A. Goldstein includes 8,702,625 shares of which Richard A. Goldstein, as Co-Chairman and Chief Executive Officer of B.I.J.R.R. Isle, Inc. has indirect beneficial ownership, 2,898,243 shares held by the Goldstein Group, Inc., of which Richard A. Goldstein has indirect beneficial ownership, 540,000 shares held in the Jeffrey D. Goldstein Irrevocable Trust, of which Richard A. Goldstein, as co-trustee, has indirect beneficial ownership, 500,732 shares held in the Bernard Goldstein Trust, of which Richard A. Goldstein, as co-trustee, has indirect beneficial ownership, 75,000 shares in a family private foundation of which he is a director. The business address of Richard A. Goldstein is 700 Office Parkway, St. Louis, Missouri 63141.

(6)
Shares owned by B.I.J.R.R. Isle, Inc. are reported as beneficially owned by each of Robert S. Goldstein, Richard A. Goldstein and Jeffrey D. Goldstein, each as Co-Chairman and Chief Executive Officer of B.I.J.R.R. Isle, Inc. The number of shares beneficially owned includes 4,502,625 shares, of which B.I.J.R.R. Isle, Inc., as sole general partner of each of B.I. Isle Partnership, L.P., Rob Isle Partnership, L.P., Rich Isle Partnership, L.P., and Jeff Isle Partnership, L.P., has indirect beneficial ownership. The address for B.I.J.R.R. Isle, Inc. is c/o Michael Newmark, Bryan Cave LLP, 211 N. Broadway, Ste. 3600, St. Louis, Missouri 63102.

(7)
Shares owned by B.I. Isle Partnership, L.P. are reported as beneficially owned by B.I.J.R.R. Isle, Inc., as the sole general partner of B.I. Isle, Inc., and by each of Robert S. Goldstein, Richard A. Goldstein and Jeffrey D. Goldstein, each as Co-Chairman and Chief Executive Officer of B.I.J.R.R. Isle, Inc. The address of B.I. Isle Partnership is c/o Michael Newmark, Bryan Cave LLP, 211 N. Broadway, Ste. 3600, St. Louis, Missouri 63102.

(8)
Shares owned by Goldstein Group, Inc. are reported as beneficially owned by Jeffrey D. Goldstein, Robert S. Goldstein and Richard A. Goldstein. The address for Goldstein Group, Inc. is 2117 State Street, Suite 300, Bettendorf, Iowa 52722.

(9)
As reflected on Amendment #1 to Schedule 13G filed on February 17, 2009, by PAR Investment Partners, L.P. and its affiliates. The address for PAR Investment Partners, L.P. is c/o PAR Capital Management, Inc., One International Place, Suite 2401, Boston, Massachusetts, 02110.

(10)
As reflected on Amendment #1 to Schedule 13G filed on February 12, 2009, by Addison Clark Management, LLC and its affiliate. The address for Addison Clark Management, LLC, is 10 Wright Street, Suite 100, Westport, Connecticut, 06880.

(11)
Includes 2,000 shares issuable upon the exercise of stock options that are exercisable within 60 days and 13,396 shares of restricted stock subject to vesting.

(12)
Includes 13,453 shares of restricted stock subject to vesting.

(13)
Includes 8,000 shares issuable upon the exercise of stock options that are exercisable within 60 days, 14,690 shares of restricted stock subject to vesting and 1,000 shares owned by Mr. Glazer's wife.

(14)
Includes 11,664 shares of restricted stock subject to vesting.

(15)
Includes 100,000 shares issuable upon the exercise of stock options that are exercisable within 60 days and 217,129 shares of restricted stock subject to vesting.

(16)
Includes 9,019 shares of restricted stock subject to vesting.

(17)
Includes 281,920 shares of restricted stock subject to vesting.

(18)
Includes 125,6669 shares of restricted stock subject to vesting.

(19)
Includes 23,688 shares of restricted stock subject to vesting.

(20)
Includes 36,321 shares of restricted stock subject to vesting.

(21)
Includes 36,321 shares of restricted stock subject to vesting.

(22)
Includes 20,734 shares of restricted stock subject to vesting and 720 shares held in 401(k) account.

(23)
Consists of 20,000 issuable upon exercise of stock options that are exercisable within 60 days and 19,610 shares of restricted stock subject to vesting.

(24)
Includes 25,300 shares issuable upon the exercise of stock options that are exercisable within 60 days, 34,366 shares of restricted stock subject to vesting and 324 shares held in 401(k) account.

(25)
Consists of 22,000 shares issuable upon the exercise of stock options that are exercisable within 60 days and 17,795 shares of restricted stock subject to vesting.

(26)
Includes 20,000 shares issuable upon the exercise of stock options that are exercisable within 60 days and 9,180 shares of restricted stock subject to vesting.

(27)
Information provided is for the individuals who were our executive officers, directors and nominees for director on August 14, 2009, and includes 197,300 shares issuable upon exercise of stock options that are exercisable within 60 days and 785,684 shares of restricted stock subject to vesting.

 EXECUTIVE OFFICERS

        Below is a table that identifies our executive officers as of the date of this proxy statement, other than Mr. Perry, who is identified in the section entitled "Election of Directors."

Name	Age	Position(s)
Virginia M. McDowell	51	President and Chief Operating Officer
Dale R. Black	46	Senior Vice President and Chief Financial Officer
Arnold L. Block	62	Senior Vice President, Isle Operations
R. Ronald Burgess	65	Senior Vice President of Human Resources
D. Douglas Burkhalter	42	Senior Vice President of Marketing
Roger W. Deaton	62	Senior Vice President, Lady Luck Operations
Paul B. Keller	55	Senior Vice President, Chief Development Officer
Donn R. Mitchell, II	41	Senior Vice President of UK Operations
Edmund L. Quatmann, Jr.	39	Senior Vice President, General Counsel and Secretary
Jeanne-Marie Wilkins	50	Senior Vice President, Chief Information Officer

        Virginia M. McDowell has been our President and Chief Operating Officer since July 2007. From October 2005 to July 2007, Ms. McDowell served as Executive Vice President and Chief Information Officer at Trump Entertainment Resorts, Inc. From 1997 through October 2005, Ms. McDowell served in a variety of positions at Argosy Gaming Company, including Vice President of Sales and Marketing, and Senior Vice President of Operations. Prior to working at Argosy, Ms. McDowell served as the East Coast General Manager for Casino Data Systems and held management positions at a number of Atlantic City gaming properties beginning in 1981.

        Dale R. Black has been our Senior Vice President and Chief Financial Officer since December 2007. From November 2005 to December 2007, he served as Executive Vice President—Chief Financial Officer of Trump Entertainment Resorts, Inc. From April 1993 through October 2005, Mr. Black worked at Argosy Gaming Company in Alton, Illinois, becoming Chief Financial Officer in 1998 after serving as Vice President and Corporate Controller. Prior to joining Argosy, he spent seven years in the audit practice of Arthur Andersen.

        Arnold L. Block has been our Senior Vice President, Isle Operations since December 2008. Prior to that, Mr. Block served as senior vice president and general manager of the Harrah's, St. Louis property from October 2005 to January 2008. From July 1993 to October 2005, Mr. Block worked in a variety of leadership capacities for Argosy Gaming Company, including serving as regional vice president from June 2002 until October 2005 when the company was sold. In that role, he was responsible for three Argosy properties; Lawrenceburg, Indiana, Kansas City, Missouri, and Baton Rouge, Louisiana. He began his career as general manager and later owner of a 150-room hotel in Alton, Illinois and from 1986 to 1988 he owned and operated two restaurants in St. Louis, Missouri.

        R. Ronald Burgess has been our Senior Vice President of Human Resources since September 2007. From October 2005 to September 2007, Mr. Burgess served as a consultant to Norwegian Cruise Lines and on the launch of gaming in Macau for Galaxy Entertainment. From July 1999 through October 2005, Mr. Burgess served as Senior Vice President of Human Resources for Argosy Gaming Company. From 1986 to 1999, Mr. Burgess was Corporate Director of Human Resources for Harrah's Entertainment, Inc. Prior to joining Harrah's in 1986, he was responsible for human resources at a major operating unit of RCA, ultimately managing the merger with General Electric.

        D. Douglas Burkhalter has been our Senior Vice President of Marketing in September 2007. From November 2005 to July 2007, Mr. Burkhalter served as Vice President of Marketing Strategy for Trump Entertainment Resorts, Inc. He also held the position of Corporate Director of Marketing for Argosy Gaming Company from June 2002 until November 2005.

        Roger W. Deaton has been our Senior Vice President, Lady Luck Operations since December 2008. Mr. Deaton joined us in 1992 and has served in a variety of roles including regional vice president, as well as vice president and general manager of the Company's properties in Vicksburg, Mississippi and Lake Charles, Louisiana. Prior to his current position, Mr. Deaton served as our Regional Vice President of Operations since February 2000. Mr. Deaton spent the early years of his gaming career in Nevada in positions with Nevada Lodge, Crystal Bay Club, Ponderosa Reno, Harvey's Lake Tahoe and King's Castle before moving to Atlantic City as part of the original Resort's International team.

        Paul B. Keller has been our Senior Vice President, Chief Development Officer since May 2008. From September 2007 to May 2008, Mr. Keller was a consultant for us. Mr. Keller served as Executive Vice President of Design and Construction for Trump Entertainment Resorts, Inc. from October 2005 to July 2007. From September 1993 to October 2006, he served as Vice President of Design and Construction for Argosy Gaming Company.

        Donn R. Mitchell, II has been our Senior Vice President of UK Operations since December 2007. Previously he served as Senior Vice President, Chief Financial Officer and Treasurer from January 2006 to December 2007. Mr. Mitchell joined us in June 1996 as Director of Finance and served as Vice President of Finance from July 2001 to December 2005. Mr. Mitchell's prior experience includes serving as an audit manager for Arthur Andersen LLP in New Orleans, Louisiana from July 1990 until June 1996.

        Edmund L. Quatmann, Jr. has been our Senior Vice President, General Counsel and Secretary since July 2008. Prior to joining us, Mr. Quatmann was the Senior Vice President and General Counsel of iPCS, Inc., a wireless telecommunications company based in Schaumburg, Illinois, where he was employed from November 2004 to June 2008. Prior to that, Mr. Quatmann practiced law in the corporate and securities groups of Mayer Brown LLP (October 1998 to November 2004) and Bryan Cave LLP (September 1996 to October 1998).

        Jeanne-Marie Wilkins has been our Senior Vice President and Chief Information Officer since April 2008. Prior to that, she was a consultant to the Company from September 2007 until April 2008. Mrs. Wilkins previously served as Vice President of Business Strategy for Trump Entertainment Resorts, Inc. from October 2005 to July 2007. From May 2002 through September 2005, she served as the business strategy leader for Argosy Gaming Company. She began her gaming career working for Bally Technologies f/k/a Bally Gaming and Systems as a consultant from March 1996 to March 1998. She served as a regional manager for Bally Technologies from March 1998 to May 2002 in state regulated, tribal and international gaming jurisdictions.

 EXECUTIVE COMPENSATION
Compensation Discussion and Analysis

        For purposes of the following Compensation Discussion and Analysis, the terms "executives" and "executive officers" refer to the Named Executive Officers of the Company as set forth in the Summary Compensation Table, which appears on page 24 of this proxy statement, and the term the "Committee" refers to the Stock Option and Compensation Committee.

Executive Compensation Philosophy

        Our executive compensation program is designed to attract and retain superior executive talent, incentivize our executives to drive profitable growth and enhance long-term value for our shareholders. Key elements of the program include base salary and performance-based incentives (including both cash and equity opportunities).

        Key components of our executive compensation policy include:

  •
  Administering a competitive executive compensation program in which total compensation opportunities will be comparable to those in our peer group;

  •
  Relating total compensation opportunities for executives to the financial performance of the Company, both overall and in comparison to our industry; and

  •
  Establishing and ensuring internal equity and measurements for organizational effectiveness/contribution for executives.

        Our executive compensation program is designed to reward the achievement of difficult but fair performance criteria and enhance stock ownership among the executive team. The following principles provide the framework for the Company's executive compensation program:

  •
  Targeted total compensation

    Overall total compensation opportunities and individual program elements are compared to our peer group. Actual pay may vary depending on performance level achievement in the Company's short- and long-term incentive programs.

    A number of factors are considered when establishing targeted pay levels, including the value to our shareholders, future leadership potential, level of job responsibility, critical experience/skills, the level of sustained performance, and the market demands for talent.

  •
  Stockholder alignment

    Total compensation opportunities are tied to quantifiable performance metrics, such as Operating Free Cash Flow and EBITDA, and, through the use of equity grants, the Company's stock price.

  •
  Total compensation mix

    The Company's targeted pay mix (salary vs. performance-based incentive pay) is designed to reflect a combination of competitive market practices and strategic business needs. The degree of performance-based incentive pay ("at risk" compensation) and the level of total compensation opportunities should increase with an executive's responsibility level, because executives that are at higher levels in the organization are more likely to affect the Company's results. Accordingly, the Committee determined that the appropriate total compensation mix for the Chief Executive Officer (Mr. Perry), the President and Chief Operating Officer (Ms. McDowell) and the Senior Vice President and Chief Financial Officer (Mr. Black) is 25% of total compensation delivered in base salary, 15% in bonus compensation and 60% in long-term incentive. With respect to the other Named Executive Officers (Messrs. Burgess and Burkhalter), the Committee determined that the appropriate total compensation mix is 50% of total compensation delivered in base salary, 25% in bonus and 25% in long-term incentive.

Overview of Executive Compensation Elements

        The Company's executive compensation program consists of a variety of elements, as summarized in the table below:

	Pay Element Overview	Purpose of the Pay Element
Base Salary	Base salary pays for competence in the executive role. An executive's salary level depends on the scope of responsibilities, individual performance, and the relationship to amounts paid to other executives at peer companies.	Provide a competitive base level of compensation based on sustained performance in the role and competitive market practice.
Non-Equity Incentive Plan
	Annual achievement of objectives set by the Board of Directors. If plan objectives are achieved, payout is made at target. Final payout is subject to adjustments at the discretion of the Board of Directors.	Motivate and focus our executive team on the achievement of annual performance goals that support the sustained long-term success of the Company.
Long-Term Incentives	Equity awards (historically consisting of stock options but now consisting of restricted stock) are granted to executives based on their position with the Company.
The Company strives to deliver a balanced long-term incentive portfolio to executives, focusing on equity and the achievement of internal financial objectives. The primary objectives of the overall design include the following:
• Align management and stockholder interests by rewarding executives for growth of the business, increased profitability, and sustained shareholder value creation.
• Increase management's potential for stock ownership opportunities.
• Attract and retain excellent management talent.
Benefits
Executives participate in the Company plans available to all employees, including health, dental, vision, disability and life insurance. All officers are enrolled in the Medical Executive Reimbursement Plan (the "MERP") in which an allocation of 5% of base pay aids with payment of expenses other than premiums.
The Company's benefit plan is designed to attract and retain team members and provide an element of security for their health and welfare needs. We believe that the benefit plan design is reasonable, competitive, and cost effective.

Executives may participate in the Company's 401(k) Plan, which is available for all Company employees. The Company plan allows employees to defer up to 50% of their salary (subject to IRS limits) and provides for a Company match of 25% of each dollar deferred.
Executives may participate in the non-qualified Deferred Compensation Plan. A Company match is available.

	Pay Element Overview	Purpose of the Pay Element

The Company provides life insurance benefits to all salaried team members at no cost up to $100,000 of coverage. An additional $540,000 of coverage may be purchased. Short and long-term disability insurance is available to all team members. Coverage includes up to 2/3 of base salary with a maximum monthly payment of $5,000.

In connection with the hiring of new executives needing to relocate, the Company provided relocation support and reimbursement to its executive officers. Additional payments for taxes on relocation benefits are provided.
Perquisites	The Company does not provide perquisites or personal benefits to executives, other than the MERP.	Not applicable.
Post-Termination Coverage
Post-termination coverage is defined and outlined in individual employment agreements, as disclosed later in this section, in addition to the notes to the Potential Liabilities Upon Termination tables.
Severance protection not related to a change in control is designed to ease the consequences of an unexpected termination, under approved circumstances. Severance protection related to a change in control is designed to facilitate leadership continuity during a threatened or actual change in ownership.

        The use of the above compensation tools enables the Company to reinforce its pay for performance philosophy as well as strengthen its ability to attract and retain high performing executive officers. The Company believes that this combination of programs provides an appropriate mix of fixed and variable pay, balances short-term operational performance with long-term shareholder value creation, and facilitates executive recruitment and retention in a high-performance culture.

        The Committee reviews pay competitiveness from a total compensation perspective. The Company relies primarily on market data to determine pay opportunities for each component.

Additional Information on the Company's Compensation Elements
Market Data—The Compensation Comparator Group

        The Committee analyzes market data and evaluates individual executive performance with a goal of setting compensation at levels it believes, based on its general business and industry knowledge and experience, are comparable with compensation levels of executives in other companies of similar size operating in the gaming industry. The Committee engages compensation consulting firms to provide guidance regarding competitive compensation practices, industry peer analysis and recommendations. Using this guidance and peer group compensation information as a point of reference, the Committee then focuses on the Company's and individual performance in determining each component of annual compensation.

        In January 2008, the Committee engaged Watson Wyatt as its compensation consultant. In reviewing the Company's fiscal 2008 compensation of its executive officers, and in connection with setting fiscal 2009 compensation, Watson Wyatt assembled competitive market compensation information from published compensation surveys, including the 2007/2008 Watson Wyatt Top Management Compensation Survey, the 2006/2007 Watson Wyatt Gaming Industry Survey and the 2007 Mercer Executive Compensation Survey, and from a peer group of publicly traded gaming/

entertainment companies comparable in size to the Company. Watson Wyatt's peer group consisted of the following seven companies:

    Ameristar Casinos, Inc.
    Boyd Gaming Corp.
    Gaylord Entertainment, Co.
    Penn National Gaming, Inc.
    Pinnacle Entertainment, Inc.
    Trump Entertainment Resorts
    Vail Resorts, Inc.

        Watson Wyatt presented its analysis at the Committee's meetings in April and July 2008.

Base Salary

        Base salary levels at the Company reflect a combination of factors, including competitive pay levels, the executive's experience and tenure, internal pay equity, the need to attract and retain excellent management talent, the Company's overall annual budget for merit increases and the executive's individual performance.

        The Committee reviewed base salaries for the executive officers for fiscal 2009 in April 2008 and July 2008. After reviewing and considering Watson Wyatt's analysis, and based on performance and the recommendation of the CEO, in July 2008 the Committee awarded Ms. McDowell a 3% merit increase (to $670,000) and Mr. Black received a merit and market-based increase of $50,000 (to $450,000). Pursuant to the terms of their employment agreements, the annual base salaries of Messrs. Burgess and Burkhalter increased from $275,000 to $300,000 effective September 10, 2008. The Committee did not change Mr. Perry's annual base salary of $800,000.

        In November 2008, Mr. Perry and Ms. McDowell (along with our then Chairman of the Board, Bernard Goldstein, and our Vice Chairman of the Board, Robert S. Goldstein) voluntarily requested a 25% reduction in their base salaries for one year. In making their request, Mr. Perry and Ms. McDowell expressed, among other things, their desire to accentuate the greater prominence the Committee is placing on the long-term performance-based aspect of their overall compensation. On December 12, 2008, the Committee ratified the request and, effective November 1, 2008, Mr. Perry's annual base salary was reduced to $600,000 and Ms. McDowell's annual base salary was reduced to $502,500.

Annual Non-Equity Incentive Plan

        The purpose of the Company's annual bonus plan is to tie compensation directly to specific business goals and management objectives. The Committee believes that basing annual cash bonuses for executive officers on pre-determined company performance metrics establishes a direct and powerful link between our executives' pay and our financial and operational success. The Committee further believes that the achievement of the goals for these operating performance metrics are closely correlated to the creation of long-term shareholder value.

        Annual incentive opportunities are expressed as a percentage of base salary and are set forth in each executive's employment agreement. Targets are developed considering competitive practices and consistency with the Company's internal structure. Executives are grouped together in our internal structure according to their position and relative importance to the Company. The Company's competitive posture for the executives varies by position. Based on Watson Wyatt's executive pay study, the target annual incentive opportunities as a percentage of base salary are generally between the median and 75th percentile of market practices. The following targets (as a percentage of salary) were in place for fiscal 2009:

Mr. Perry	60%
Ms. McDowell	60%
Mr. Black	60%
Mr. Burgess	50%
Mr. Burkhalter	50%

        For fiscal 2009, each executive was eligible to earn the target bonus opportunity based on the achievement of the performance goals. If the minimum specified goals are not achieved, then an executive will not earn a bonus payment. The Committee believes these performance goals can be met.

        In April 2008, the Board (based on the recommendation of the Committee) established performance criteria for the annual incentive plan for fiscal 2009. With respect to Messrs. Perry and Black and Ms. McDowell, the Board determined that Operating Free Cash Flow growth was the appropriate criteria, and with respect to Messrs. Burgess and Burkhalter, the Board determined that the criteria should be based on the achievement of budgeted consolidated EBITDA, less maintenance capital expenditures. The Board determined that measurements would be made quarterly, and payments would be made quarterly at 80% of the calculated result. A final calculation would be made at fiscal year-end and the payments "trued-up" to actual if necessary. The Committee retained discretion to increase the amount actually paid by up to 25% of the bonus amount based on individual performance.

        Additionally, during fiscal 2009 the Committee determined that it would be prudent to establish criteria under the annual non-equity incentive plan for five fiscal years for the chief executive officer and his direct reports in order to incent them to take a long-term view of the business and to encourage retention. For each year that Operating Free Cash Flow growth is at least target, then the bonus payout to the chief executive officer and his direct reports shall be at target. In the event that actual Operating Free Cash Flow growth for any fiscal year exceeds target, then the chief executive officer and his direct reports will earn a percentage of each executive's salary, which will be "banked." If Operating Free Cash Flow for fiscal 2013 meets or exceeds the established goal, then the chief executive officer and his direct reports will be paid target for fiscal 2013, plus the entire banked amount.

        For fiscal 2009, measurements were made quarterly against the criteria and quarterly bonuses (at 80% of the calculated result) were paid to Messrs. Perry and Black and Ms. McDowell for performance in the first fiscal quarter and for Messrs. Burgess and Burkhalter for performance in the first and second fiscal quarters. In June 2009 the Committee reviewed management's final calculation of actual performance for fiscal 2009 against the performance metrics. With respect to the CEO and his direct reports (Ms. McDowell and Mr. Black), the Company exceeded the Operating Free Cash Flow growth target established by the Committee and the Committee approved fiscal year-end bonuses to the CEO and his direct reports at target. Because actual Operating Free Cash Flow growth exceeded two times targeted growth, a portion of each of the executive's fiscal 2009 bonus was "banked." With respect to Messrs. Burgess and Burkhalter, the Company slightly underperformed as it relates to the EBITDA target established by the Committee. Based on the individual performance of Messrs. Burgess and Burkhalter, the CEO recommended that the Committee exercise its discretion to pay bonuses at target and the Committee concurred. Accordingly the Committee approved fiscal 2009 year-end bonuses to Messrs. Burgess and Burkhalter at target.

Long-Term Incentives

        Prior to the long-term incentive awards for performance in fiscal 2008 (which awards were granted in October 2008), our primary long-term incentive for executives was the granting of stock options.

However, after reviewing Watson Wyatt's analysis and recommendations, the Committee determined that, beginning with long-term incentive awards for fiscal 2008 performance, the primary long-term incentive for executives would be shares of restricted stock vesting ratably over three years. Until the shares vest, they remain subject to forfeiture upon termination of employment or position as a director and restrictions on transfer. If and when the shares vest, they are no longer "restricted," and the recipient is free to hold, transfer or sell them, subject to required tax withholding and compliance with applicable securities laws, our securities trading policies and any other legal requirements. The Committee switched to restricted stock because the value of a stock option fluctuates based on changes in the market price of our stock to a greater degree than the value of a share of restricted stock of equivalent value. Additionally, stock options have no realizable value when the market price of the underlying shares declines below the option exercise price. In contrast, restricted stock continues to have value even if the market price of our stock declines below its value at the time of grant.

        In September 2008, we offered eligible directors and employees the opportunity to exchange, on a grant-by-grant basis, their outstanding eligible stock options that were granted under the Isle of Capri Casinos, Inc. 1993 Long-Term Stock Incentive Plan (the "1993 Plan") and the Isle of Capri, Inc. 2000 Amended and Restated Long-Term Incentive Plan (the "2000 Plan" together with the 1993 Plan, the "Plans"), whether vested or unvested, for either shares of restricted stock granted under the 2000 Plan or cash, depending on the number of options exchanged. We made the offer because we determined that our substantially out-of-the-money options were not achieving the purposes for which they were intended. In addition, because many of the eligible options had been out-of-the-money for extended periods of time, they had remained outstanding and had added to an increase in the "overhang" of options outstanding in relation to the aggregate number of shares of our common stock outstanding and had increased the amount of recordkeeping for the Plans, which increased our costs. The purpose of this offer was to promote the interests of our stockholders by (i) enhancing our ability to motivate and retain valued directors and employees, (ii) reducing our "overhang" of outstanding awards by exchanging eligible options under an exchange ratio for a lesser number of shares of restricted stock and (iii) reducing the administrative burden on the Company relating to the Plans. We completed the offer in October 2008 and issued 293,760 shares of restricted stock in exchange for stock options exercisable for 2,067,201 shares of our common stock, which options were then canceled. The shares of restricted stock awarded in the exchange vest 100% on the third anniversary of the grant date, October 8, 2011.

        Also in October 2008, the Committee granted restricted stock awards to the executives for performance in fiscal 2008. Based on Watson Wyatt's analysis and the compensation mix previously established by the Committee for each executive, Mr. Perry recommended a dollar value of long-term incentive compensation for each executive and further recommended that 75% of such value be delivered in shares of restricted stock and 25% in cash. The rationale for paying 25% of the long-term incentive in cash is to promote and facilitate retention of the shares of restricted stock granted. After reviewing and considering Watson Wyatt's analysis, the Committee concurred with Mr. Perry's recommended value for each executive and his recommend mix of cash and restricted stock. On October 6, 2008, the Committee made the following awards, pro-rated based on start date:

Executive	Shares(#)	Cash($)	Total Value($)
Mr. Perry	37,945	78,421	313,680
Mr. Black	36,427	75,286	301,133
Ms. McDowell	133,188	275,251	1,101,017
Mr. Burgess	8,727	18,039	72,146
Mr. Burkhalter	8,727	18,039	72,146

        The shares of restricted stock vest in three (3) equal annual installments beginning on October 6, 2009. The Committee also determined that, going forward, the Committee would make its annual award of restricted stock in July as opposed to October, commencing with July 2009.

        With respect to fiscal 2009, within the first 90 days of the fiscal year, the "outside directors" (as that term is used in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code")) on the Committee established $2.00 per share of Operating Free Cash Flow as the fiscal 2009 threshold level of performance for the executives with respect to long-term incentives that may be granted as "performance-based" awards under the 2000 Plan. If this threshold level of performance was met, each executive would be eligible to receive up to 500,000 shares of restricted stock, which is the maximum amount permitted under the 2000 Plan. The Committee retained discretion to reduce the value of any "performance-based" award and to award non-performance-based equity awards.

        In July 2009, the "outside directors" (as that term is used in Section 162(m) of the Code) on the Committee certified that the fiscal 2009 threshold level of performance that was established for the executives was satisfied and, accordingly, the executives were eligible to receive performance-based restricted stock awards under the 2000 Plan. These equity awards were designated as "performance-based compensation" (as that term is used in Section 162(m) of the Code). Similar to the awards made in October 2008 for performance in fiscal 2008, Mr. Perry recommended a dollar value of long-term incentive compensation for each participant and recommended that 75% of such value be delivered in shares of restricted stock and 25% in cash. After reviewing and considering Watson Wyatt's analysis, the Committee concurred with Mr. Perry's recommended value for each executive and his recommend mix of cash and restricted stock. On July 23, 2009, the Committee made the following awards:

Executive	Shares(#)	Cash($)	Total Value($)
Mr. Perry	175,612	762,453	3,049,800
Mr. Black	61,464	266,861	1,067,430
Ms. McDowell	107,065	464,839	1,859,361
Mr. Burgess	8,546	37,112	148,424
Mr. Burkhalter	8,546	37,112	148,424

The shares of restricted stock vest in three (3) equal annual installments beginning on July 23, 2010.

Equity Grant Policy and Stock Holding Policy

        The Committee's procedure for timing of equity grants help to provide assurance that grants are never manipulated or timed to result in favorable pricing for executives. The Company schedules Board and Committee meetings in advance. Meeting schedules and award decisions are made without regard to the timing of Company SEC filings or press releases.

        Equity awards are granted on the date approved by the Committee or, in the case of new hires, pursuant to the terms of an employment agreement. If the equity award is a stock option, the stock option exercise price is based on the average market price of the trading date on which the options are granted. The average price is calculated by adding the highest and lowest price for that date and dividing by two.

        In fiscal 2009, equity awards were made in October 2008, similar to historical practice. In addition, stock option grants were made to executive officers in connection with their entry into employment agreements with the Company. As discussed above, the Committee determined that, going forward, equity awards to executives will occur in July as opposed to October.

        The Committee encourages executives to manage from an owner's perspective by having and maintaining an equity stake in the Company. To that end, all of our Named Executive Officers are also stockholders of the Company. In January 2009, the Board adopted the Isle of Capri Casinos, Inc. Stock Holding Policy, which replaced and superseded all prior policies relating to stock ownership or retention. The Stock Holding Policy provides that members of the Board of Directors and certain members of management are required to hold a certain percentage of the shares of our common stock received by them upon lapse of the restrictions on restricted stock and upon exercise of stock options (net of any shares utilized to pay for tax withholding and the exercise price of the option). The percentage ranges from 20% for our general managers to 50% for members of our Board of Directors, our chief executive officer and his direct reports.

Role of Executive Officers in Compensation Decisions

        The Chief Executive Officer and the President assist the Committee in making compensation decisions for the executives. The Chief Executive Officer, the President, and other executives do not play a role in determining their own compensation, and are not present at the executive sessions in which their pay is discussed.

Perquisites

        The Company does not provide perquisites to its executives, other than those available generally to the Company's employees and the MERP. The Committee believes that the other elements of the Company's compensation package provide adequate incentives to the executives.

Impact of Prior Compensation

        Amounts realized from prior compensation grants did not serve to increase or decrease, fiscal 2009 compensation grants or amounts. The Company's and the Committee's primary focus is competitive pay opportunities on an annual basis.

Tax Deductibility of Compensation Programs

        Section 162(m) of the Code limits our deduction for compensation paid to the Named Executive Officers to $1 million unless certain requirements are met. The policy of the Committee with regard to Section 162(m) of the Code is to establish and maintain a compensation program that will optimize the deductibility of compensation. In that regard, in July 2008 our "outside directors" (as that term is used in Section 162(m) of the Code) on the Committee established Operating Free Cash Flow as the fiscal 2009 performance measure for certain executives, the satisfaction of which was a condition to receiving an equity award for fiscal 2009. The equity awards granted in July 2009 were designated as "performance-based compensation" (as that term is used in Section 162(m) of the Code). The Committee reserves the right to use its judgment, where merited by the Committee's need for flexibility to respond to changing business conditions or by an executive's individual performance, to authorize compensation that may not, in a specific case, be fully deductible.

Fiscal 2010 Compensation Actions

        At the Committee's request, Watson Wyatt updated its executive compensation market analysis and presented it to the Committee at its April 2009 meeting. The analysis consisted of a competitive review of the compensation provided to executive officers and included compensation information for the peer group companies based on more recent proxy statements. Watson Wyatt concluded that, overall, the competitiveness of the executives' total direct compensation is mixed. With a few exceptions, the executives' base salaries and target total annual cash is generally at the market reference point and the competitiveness of the midpoint long-term incentive values is mixed. Watson Wyatt also determined that the executives' target pay mix approximates the market practices. After considering Watson Wyatt's analysis and based on the CEO's recommendation (other than for himself), at its meeting in June 2009 the Committee determined to leave fiscal 2010 executive compensation essentially unchanged from fiscal 2009. However, the Committee did authorize a 3% increase in executive base salaries to remain current and competitive. The Committee also determined to leave the CEO's fiscal 2010 compensation essentially unchanged from its fiscal 2009 level, but for a 3% increase in his base salary. Accordingly, the bases salaries for fiscal 2010 for the executives are as follows:

Mr. Perry	$618,000
Ms. McDowell	$517,575
Mr. Black	$463,500
Mr. Burgess	$309,000
Mr. Burkhalter	$309,000

        The above base salaries for Mr. Perry and Ms. McDowell continue to reflect the voluntary 25% reductions that went into effect on November 1, 2008. The Committee's current expectation is that Ms. McDowell will be returned to her full base salary on November 1, 2009.

        In June 2009, the "outside directors" (as that term is used in Section 162(m)) on the Committee established $2.70 per share of Operating Free Cash Flow as the fiscal 2010 performance measure for executives, the satisfaction of which is a condition to receiving a "performance-based" equity award for fiscal 2010. The Committee reserved the right to award non-performance-based awards.

Stock Option and Compensation Committee Report on Executive Compensation

        The Stock Option and Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement and, based on such review and discussions, the Stock Option and Compensation Committee recommended that the Compensation Discussion and Analysis be included in this proxy statement.

By The Stock Option and Compensation Committee:

Shaun R. Hayes, Chair
Alan J. Glazer
W. Randolph Baker
John G. Brackenbury
Lee S. Wielansky

 Summary Compensation Table

        The following table sets forth information concerning the compensation earned during the fiscal year ended April 26, 2009 by the Company's principal executive officer, principal financial officer, and three other most highly compensated individuals serving as executive officers on the last day of such fiscal year (collectively, the "Named Executive Officers"). Additionally, to the extent the Named Executive Officer was included in last year's table, the table also includes compensation earned during the fiscal year ended April 27, 2008:

Name & Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Options Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
James B Perry	2009	707,692	78,421	99,570	776,549	480,000	—	—	2,142,232
Chairman and Chief Executive	2008	92,308	—	—	272,933	—	—	560	365,800
Officer(6)
Dale R. Black	2009	436,538	75,286	174,491	134,110	262,500	—	139,081	1,222,006
Senior Vice President and	2008	138,462	—	—	115,818	57,067	—	2,547	313,893
Chief Financial Officer(7)
Virginia M. McDowell	2009	587,385	275,251	592,732	396,010	399,000	—	—	2,250,378
President and Chief Operating	2008	475,000	—	—	888,981	208,650	—	7,563	1,580,194
Officer(8)
R. Ronald Burgess	2009	290,192	18,039	54,107	599,023	145,833	(13,771)	24,613	1,118,036
Senior Vice President Human
Resources
D. Douglas Burkhalter	2009	290,192	18,039	146,680	191,942	145,833	—	158,309	950,995
Senior Vice President
Marketing

(1)
As described in Executive Compensation—Compensation Discussion and Analysis, long-term equity incentive awards are delivered 75% in shares of restricted stock and 25% in cash. The amounts in this column reflect the cash component of the long-term equity incentive awards granted in fiscal 2009.

(2)
The amounts in this column are calculated in accordance with Statement of Financial Accounting Standards, No. 123 (revised 2004) "Share-Based Payment" ("FAS 123R") and equal the financial statement compensation cost for awards as reported in our consolidated statement of operations for the fiscal year. The amounts do not represent cash payments made to the executive or amounts realized, or amounts that may be realized. Under FAS 123R, the fair value of awards granted to employees is recognized ratably over the applicable service period generally corresponding with the vesting schedule of the grant. The assumptions used in the calculation of these amounts for stock option awards are disclosed in Note 10 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended April 26, 2009 with the exception that for the employees included no forfeiture rate is applied.

(3)
The amounts in this column relate to cash awards granted under the annual non-equity incentive bonus plan.

(4)
The amounts in this column relate to account earnings in the non-qualified deferred compensation plan.

(5)
The amounts in this column consist of the following: for Mr. Black, $14,268 in expenses reimbursed under the MERP, $367 in medical flex plan benefits and company-paid life insurance premiums, $43,280 in tax gross-up expenses and $81,166 in reimbursed relocation expenses; for Mr. Burgess, $17,965 in matching contributions under the 401(k) plan and non-qualified deferred compensation plan, $3,589 in expenses reimbursed under the MERP, $1,042 in medical flex plan benefits and company-paid life insurance premiums, and $2,017 in tax gross-up expenses; and for Mr. Burkhalter, $988 in matching contributions under the 401(k) plan, $1,225 in expenses reimbursed under the MERP, $305 in reimbursed expenses under the benefit plans, $47,292 in tax gross expenses and $108,499 in reimbursed relocation expenses.

(6)
Mr. Perry began serving as our Chief Executive Officer effective March 10, 2008.

(7)
Mr. Black joined the Company on December 12, 2007.

(8)
Ms. McDowell joined the Company on July 30, 2007.

Grants of Plan-Based Awards

        The following table sets forth certain information regarding grants of plan-based awards during fiscal 2009:

		Estimated future payments under non-equity incentive plan awards(1)
					All other stock awards; number of shares of stock or units (#)
						Grant date fair value of stock and option awards($)(2)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
James B. Perry	4/28/2008	384,000	480,000	N/A
	10/6/2008				37,945	231,465
	10/8/2008				3,572	16,931

Dale R. Black	4/28/2008	210,000	262,500	N/A
	10/6/2008				36,427	222,205
	10/8/2008				27,778	131,668

Virginia M. McDowell	4/28/2008	319,200	399,000	N/A
	10/6/2008				133,188	812,447
	10/8/2008				41,667	197,502

R. Ronald Burgess	4/28/2008	116,667	145,834	N/A
	10/6/2008				8,727	53,235
	10/8/2008				19,048	90,288

D. Douglas Burkhalter	4/28/2008	116,667	145,834	N/A
	10/6/2008				8,727	53,235
	10/8/2008				19,048	90,288

(1)
The actual earned and paid amounts are reported in the Summary Compensation Table in the column labeled "Non-Equity Incentive Plan Compensation"

(2)
The amounts shown represent the per share fair value of the award calculated in accordance with FAS 123R and do not represent cash payments made to the executives or amounts realized, or amounts that may be realized. Under FAS 123R, the fair value of awards granted to employees is recognized ratably over the applicable service period generally corresponding with the vesting schedule of the grant. The assumptions used in the calculation of these amounts for stock option awards are disclosed in Note 9 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended April 26, 2009.

 Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth information concerning outstanding equity awards as of the fiscal year ended April 26, 2009:

	Option awards				Stock awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)(1)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)(2)	Market value of shares or units of stock that have not vested ($)(3)
James B. Perry	100,000	400,000	$8.44	3/10/2018	37,945	351,750
					3,572	33,112
Dale R. Black	—	—	—	—	36,427	337,678
	—	—	—	—	27,778	257,502
Virginia M. McDowell	—	—	—	—	133,188	1,234,653
	—	—	—	—	41,667	386,253
R. Ronald Burgess	—	—	—	—	8,727	80,899
	—	—	—	—	19,048	176,575
D. Douglas Burkhalter	—	—	—	—	8,727	80,899
	—	—	—	—	19,048	176,575

(1)
The vesting schedule for the options is five years with the first vesting occurring on the one year anniversary of the grant date and then annually thereafter.

(2)
Set forth below is the grant date, vesting schedule and the date each award is vested in full for the stock that has not vested:

Name	Number of shares of stock that have not vested (#)	Grant Date	Vesting Schedule	Vesting Date (date award is vested in full)
James B. Perry	37,945	10/6/08	Ratably over 3 years	10/6/11
	3,572	10/8/08	100% in Year 3	10/8/11
Dale R. Black	36,427	10/6/08	Ratably over 3 years	10/6/11
	27,778	10/8/08	100% in Year 3	10/8/11
Virginia M. McDowell	133,188	10/6/08	Ratably over 3 years	10/6/11
	41,667	10/8/08	100% in Year 3	10/8/11
R. Ronald Burgess	8,727	10/6/08	Ratably over 3 years	10/6/11
	19,048	10/8/08	100% in Year 3	10/8/11
D. Douglas Burkhalter	8,727	10/6/08	Ratably over 3 years	10/6/11
	19,048	10/8/08	100% in Year 3	10/8/11
(3)
The aggregate market value of shares of stock that have not vested was computed by multiplying $9.27 (the closing market price of a share of Company common stock on April 24, 2009) by the number of unvested shares outstanding as of April 26, 2009, for such executive.

 Nonqualified Deferred Compensation

        The following table sets forth information concerning nonqualified deferred compensation of the Named Executive Officers:

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE $)
James B. Perry	—	—		—	—
Dale R. Black	—	—	—	—	—
Virginia M. McDowell	—	—	—	—	—
R. Ronald Burgess	63,504	13,009	(13,771)	—	82,127
D. Douglas Burkhalter	—	—	—	—	—

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

        We have employment agreements with each of our Named Executives Officers. Below is a summary of each agreement as currently in effect:

        In July 2007, we entered into an employment agreement with Virginia M. McDowell, our current President and Chief Operating Officer. The material terms of Ms. McDowell's employment agreement are set forth below:

  •
  One-year term that continues for a series of successive one-year terms unless earlier terminated pursuant to the terms of the agreement.

  •
  An initial base salary of $650,000 (which was Ms. McDowell's annual base salary for fiscal 2009) and eligibility for an annual incentive bonus of 60% of annual base salary if she meets minimum targets. Ms. McDowell also received an initial stock option grant to purchase 250,000 of the Company's common stock, vesting over a five-year period.

  •
  If employee voluntarily terminates the term of employment due to Retirement (as defined in the employment agreement), then all stock options shall become fully vested and exercisable and employee's deferred bonus payments shall be fully vested and paid.

  •
  The maximum period of salary and benefit continuation in the event of termination, death or disability is 12 months, and the agreement provides for severance payments equal to two times annual base salary in the event of termination following a change of control, plus all stock options shall become fully vested and exercisable.

        In December 2007, we entered into an employment agreement with Dale R. Black, our current Senior Vice President and Chief Financial Officer. The material terms of Mr. Black's employment agreement are substantially the same as Ms. McDowell's agreement. Mr. Black's initial annual base salary was $400,000 and he is eligible for an annual incentive bonus of 60% of his annual base salary. Mr. Black also received an initial stock option grant to purchase 125,000 shares of the Company's common stock, vesting over a five-year period.

        In February 2008, we entered into an employment agreement with R. Ronald Burgess, our current Senior Vice President of Human Resources. The material terms of the employment agreement are as follows:

  •
  One-year term that continues for a series of successive one-year terms unless earlier terminated pursuant to the terms of the agreement.

  •
  An initial annual base salary of $275,000 (to be increased to $300,000 in 2008) and eligibility for an annual incentive bonus of 50% of annual base salary.

  •
  If employee dies or becomes disabled during the employment term, employee (or employee's estate) is entitled to "Basic Severance" (consisting of (i) the continuation of employee's annualized base compensation for 12 months, (ii) the bonus due under the Company's annual incentive plan with respect to the Company's most recently completed fiscal year to the extent such bonus has not already been paid and (iii) subject to employee making a timely election to continue coverage, a monthly amount equal to the Company's portion of employee's premium or similar contribution required under the Company's group medical plan, such amount to be paid for the 12-month period following the termination date).

  •
  If we terminate the term of employment without "cause" (as defined in the employment agreement), employee is entitled to Basic Severance in the event that employee executes a general release.

  •
  If the Company terminates employee's employment without cause or if employee terminates employee's employment on account of "Good Reason" (as defined in the employment agreement), in either case, within the 12-month period following the occurrence of a "Change of Control" (as defined in the employment agreement) then the employee shall be entitled to (1) an amount equal to 200% of employee's annualized base compensation, (2) the average of employee's annual bonus payable under the Company's annual incentive plan during the Company's three most recently completed fiscal years (or such shorter period as employee has been employed by the Company), (3) the bonus due under the Company's annual incentive plan with respect to the Company's most recently completed fiscal year to the extent such bonus has not already been paid, (4) subject to employee making a timely election to continue coverage, a monthly amount equal to the Company's portion of employee's premium or similar contribution required under the Company's group medical plan, such amount to be paid for the 18-month period following the termination date, (5) any stock options granted to employee outstanding as of the occurrence of a Change of Control shall be deemed fully vested.

        In March 2008, we entered into an employment agreement with James B. Perry, our current Chief Executive Officer. The material terms of Mr. Perry's employment agreement are substantially the same as Ms. McDowell's agreement; provided, however, that Mr. Perry's initial term is two years. Mr. Perry's initial annual base salary was $800,000. Mr. Perry also received an initial stock option grant to purchase 500,000 shares of the Company's common stock, vesting over a five-year period. Mr. Perry's agreement also provides that, in the event of a termination without cause, any unvested stock options that would have vested had employee remained employed for one year following the date of termination shall vest and become exercisable.

        In May 2008, we entered into an employment agreement with D. Douglas Burkhalter, our current Senior Vice President, Marketing. The material terms of Mr. Burkhalter's employment agreement are substantially the same as Mr. Burgess's agreement. For fiscal 2009, Mr. Burkhalter's annual base salary was $300,000 and he was eligible for an annual incentive bonus of 50% of his annual base salary.

        In December 2008, we amended the employment agreements between us and each of Messrs. Perry and Black and Ms. McDowell to comply with Section 409A of the Internal Revenue Code of 1986, as amended.

Potential Payments Upon Termination or Change of Control

        The information below describes and quantifies compensation that would become payable under existing arrangements in the event of a termination of each Named Executive Officer's employment under several different circumstances or a change in control. The amounts shown assume that such termination or change in control was effective as of April 26, 2009, and thus include amounts earned through such time and are estimates of the amounts that would be paid to the Named Executive Officers upon their termination or a change in control. The actual amounts to be paid can only be determined at the time of such Named Executive Officer's separation from the Company or a change in control.

        The following tables quantify the amounts payable to each of the Named Executive Officers under the described termination circumstances and upon a change in control.

James B. Perry

	Voluntary Resignation	Resignation for Good Reason	Involuntary Termination For Cause	Involuntary Termination w/o Cause	Retirement	Death	Disability	Change In Control
Vested Stock Option Spread Value	$83,000	$83,000	$83,000	$83,000	$83,000	$83,000	$83,000	$83,000
Unvested Stock Option Spread Value	—	—	—	83,000	332,000	332,000	332,000	332,000
Restricted Stock Value	—	—	—	—	384,862	384,862	384,862	384,862
Nonqualified Deferred Comp Balance	—	—	—	—	—	—	—	—
Cash Severance—Salary Continuation	—	—	—	800,000	—	800,000	800,000	1,600,000
Cash Severance—Annual Bonus	—	—	—	—	—	—	—	—
Bonus for Year of Termination	—	—	—	480,000	480,000	480,000	480,000	480,000
Deferred Bonus Value	—	—	—	—	—	—	—	—
Continued Health and Welfare	—	—	—	39,639	—	39,639	39,639	79,279
Excise Tax/Gross Up Payment	—	—	—	—	—	—	—	—

Total	$83,000	$83,000	$83,000	$1,485,639	$1,279,862	$2,119,501	$2,119,501	$2,959,141

Virginia M. McDowell

	Voluntary Resignation	Resignation for Good Reason	Involuntary Termination For Cause	Involuntary Termination w/o Cause	Retirement	Death	Disability	Change In Control
Vested Stock Option Spread Value	$—	$—	$—	$—	$—	$—	$—	$—
Unvested Stock Option Spread Value	—	—	—	—	—	—	—	—
Restricted Stock Value	—	—	—	—	1,620,906	1,620,906	1,620,906	1,620,906
Nonqualified Deferred Comp Balance	—	—	—	—	—	—	—	—
Cash Severance—Salary Continuation	—	—	—	650,000	—	650,000	650,000	1,300,000
Cash Severance—Annual Bonus	—	—	—	—	—	208,650	208,650	208,650
Bonus for Year of Termination	—	—	—	399,000	399,000	399,000	399,000	399,000
Deferred Bonus Value	—	—	—	—	—	—	—	—
Continued Health and Welfare	—	—	—	34,618	—	34,618	34,618	69,236
Excise Tax/Gross Up Payment	—	—	—	—	—	—	—	—

Total	$—	$—	$—	$1,083,618	$2,019,906	$2,913,174	$2,913,174	$3,597,792

Dale R. Black

	Voluntary Resignation	Resignation for Good Reason	Involuntary Termination For Cause	Involuntary Termination w/o Cause	Retirement	Death	Disability	Change In Control
Vested Stock Option Spread Value	$—	$—	$—	$—	$—	$—	$—	$—
Unvested Stock Option Spread Value	—	—	—	—	—	—	—	—
Restricted Stock Value	—	—	—	—	595,180	595,180	595,180	595,180
Nonqualified Deferred Comp Balance	—	—	—	—	—	—	—	—
Cash Severance—Salary Continuation	—	—	—	463,500	—	463,500	463,500	927,000
Cash Severance—Annual Bonus	—	—	—	—	—	57,067	57,067	57,067
Bonus for Year of Termination	—	—	—	262,500	262,500	262,500	262,500	262,500
Deferred Bonus Value	—	—	—	—	—	—	—	—
Continued Health and Welfare	—	—	—	32,026	—	32,026	32,026	64,052
Excise Tax/Gross Up Payment	—	—	—	—	—	—	—	—

Total	$—	$—	$—	$758,026	$857,680	$1,410,273	$1,410,273	$1,905,799

R. Ronald Burgess

	Voluntary Resignation	Resignation for Good Reason	Involuntary Termination For Cause	Involuntary Termination w/o Cause	Retirement	Death	Disability	Change In Control
Vested Stock Option Spread Value	$—	$—	$—	$—	$—	$—	$—	$—
Unvested Stock Option Spread Value	—	—	—	—	—	—	—	—
Restricted Stock Value			—	—	257,474	257,474	257,474	257,474
Nonqualified Deferred Comp Balance	82,127	82,127	82,127	82,127	82,127	82,127	82,127	82,127
Cash Severance—Salary Continuation	—	—	—	309,000	—	309,000	309,000	618,000
Cash Severance—Annual Bonus	—	—	—	—	—	—	—	65,450
Bonus for Year of Termination	—	—	—	145,833	145,833	145,833	145,833	145,833
Deferred Bonus Value	—	—	—	—	—	—	—	—
Continued Health and Welfare	—	—	—	24,189	—	24,189	24,189	36,284
Excise Tax/Gross Up Payment	—	—	—	—	—	—	—	—

Total	$82,127	$82,127	$82,127	$561,149	$485,434	$818,623	$818,623	$1,205,168

D. Douglas Burkhalter

	Voluntary Resignation	Resignation for Good Reason	Involuntary Termination For Cause	Involuntary Termination w/o Cause	Retirement	Death	Disability	Change In Control
Vested Stock Option Spread Value	$—	$—	$—	$—	$—	$—	$—	$—
Unvested Stock Option Spread Value	—	—	—	—	—	—	—	—
Restricted Stock Value	—	—	—	—	257,474	257,474	257,474	257,474
Nonqualified Deferred Comp Balance	—	—	—	—	—	—	—	—
Cash Severance—Salary Continuation	—	—	—	309,000	—	309,000	309,000	618,000
Cash Severance—Annual Bonus	—	—	—	—	—	—	—	65,450
Bonus for Year of Termination	—	—	—	145,833	145,833	145,833	145,833	145,833
Deferred Bonus Value	—	—	—	—	—	—	—	—
Continued Health and Welfare	—	—	—	21,445	—	21,445	21,445	32,168
Excise Tax/Gross Up Payment	—	—	—	—	—	—	—	—

Total	$—	$—	$—	$476,278	$403,307	$733,752	$733,752	$1,118,925

 CERTAIN RELATED PARTY TRANSACTIONS

        Green Bridge Company, a company that is indirectly wholly owned by members of the Goldstein family, including Robert S. Goldstein, Jeffrey D. Goldstein and Richard A. Goldstein, leases to us for the Isle of Capri Casino & Hotel in Bettendorf, Iowa on a month-to-month basis (1) land for parking at a monthly rent of $20,000 and (2) warehouse space at a monthly rent of $3,360. Robert S. Goldstein and Jeffrey D. Goldstein are members of our Board of Directors and are nominated for re-election, and Richard A. Goldstein is a nominee director. Robert S. Goldstein is Vice Chairman of our Board of Directors.

        We reimburse Alter Trading Corporation, a company indirectly wholly owned by members of the Goldstein family, including Robert S. Goldstein, Jeffrey D. Goldstein and Richard A. Goldstein, for annual lease payments of $118,869 with respect to property leased by Alter Trading Corporation. The land was leased at Isle of Capri's request in order to secure a site for possible casino operations. The Company has entered into an agreement to assume Alter Trading's obligations under these leases. Robert S. Goldstein and Jeffrey D. Goldstein are members of our Board of Directors and are nominated for re-election, and Richard A. Goldstein is a nominee director. Robert S. Goldstein is Vice Chairman of our Board of Directors..

        On April 26, 2005, one of our wholly owned subsidiaries, Isle of Capri Bettendorf, L.C., entered into a Development Agreement with the City of Bettendorf, Iowa and Green Bridge Company relating to the development of a conference/events center in Bettendorf, Iowa, the expansion of the hotel at the Isle-Bettendorf and related facilities, including a skywalk between the hotel and conference/events center and a parking facility. Green Bridge Company is indirectly wholly owned by members of the Goldstein family, including Robert S. Goldstein, Jeffrey D. Goldstein and Richard A. Goldstein. Pursuant to the Development Agreement, Isle of Capri Bettendorf, L.C. purchased certain real estate owned by Green Bridge Company for approximately $393,000, which was determined by an appraisal process to be the fair market value.

        We retained the consulting services of John G. Brackenbury, one of our directors, in connection with our development and licensing efforts in the United Kingdom. We agreed to pay Mr. Brackenbury up to $5,000 per month for his consulting services and expenses, subject to an overall cap of $60,000 in fees paid during any prior consecutive twelve month period. Our consulting agreement with Mr. Brackenbury terminated during fiscal 2009. During fiscal 2009 we paid Mr. Brackenbury $10,000 for his consulting services.

        Prior to joining our Board of Directors, Lee S. Wielansky provided real estate development consulting services to us. On May 1, 2007, shortly after joining our Board of Directors, we entered into a consulting agreement with Mr. Wielansky in connection with our real estate development efforts, primarily in Pompano Beach, Florida. Pursuant to our agreement with Mr. Wielansky, we paid him $6,500 per month for his consulting services, plus reimbursement of expenses. Although our consulting agreement with Mr. Wielansky terminated September 12, 2008, we did not pay him any consulting fees during fiscal 2009.

        The Company expects that any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) the Company is a participant, and (3) any related party has or will have a direct or indirect interest will be either approved or ratified by the Board of Directors. In deciding whether to approve a related party transaction, the Board of Directors will take into account, among other factors it deems appropriate, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party's interest in the transaction. If a related party transaction will be ongoing, the Board of Directors may establish guidelines for the Company's management to follow in its ongoing dealings with the related party. Thereafter, the Board of Directors, on at least an annual basis, would review and assess ongoing relationships with the related party to see that the transaction remains appropriate.

 AUDIT COMMITTEE REPORT

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the Company's internal control over financial reporting. In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management the audited consolidated financial statements in the Annual Report on Form 10-K for the fiscal year ended April 26, 2009, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements.

        The Committee reviewed with our independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited consolidated financial statements with U.S. generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under the standards of the Public Company Accounting Oversight Board (United States). In addition, the Committee has discussed with our independent registered public accounting firm the accounting firm's independence from management and the Company, including the matters in the written disclosures required by the Public Company Accounting Oversight Board, considered the compatibility of non-audit services with the independent registered public accounting firm's independence and discussed matters required under SAS 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

        The Company's management is responsible for the preparation and integrity of the Company's financial statements, establishing and maintaining adequate internal control over financial reporting, and for management's report on internal control over financial reporting. The Company's independent registered public accounting firm is responsible for attesting to the effectiveness of the Company's internal control over financial reporting. The Committee's responsibility in this regard is to oversee the Company's financial reporting process and internal control over financial reporting. Throughout the year the Audit Committee monitored the Company's compliance with Section 404 of the Sarbanes-Oxley Act of 2002, and was satisfied that the Company would conclude that internal control over financial reporting would be effective as of April 26, 2009. Management, in fact, concluded that the Company's internal control over financial reporting was effective as of April 26, 2009. The independent registered public accounting firm provided an attestation that the Company maintained effective internal control over financial reporting in all material respects as of April 26, 2009.

        The Committee discussed with the Company's internal auditors and independent registered public accounting firm the overall scope and plans for their respective audits. The Committee meets with the internal auditors and the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal control, and the overall quality of the Company's financial reporting.

        In reliance on the reviews and discussions referenced above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended April 26, 2009 for filing with the Securities and Exchange Commission. The Committee also appointed, subject to stockholder ratification, the Company's independent registered public accounting firm for this year ended April 25, 2010.

By The Audit Committee:

Alan J. Glazer, Chair
W. Randolph Baker
Shaun R. Hayes
Lee S. Wielansky

 PROPOSAL 1
ELECTION OF DIRECTORS

        The Board of Directors has nominated the following persons, each of whom other than Richard A. Goldstein, is currently serving as a director of the Company, to be elected at the annual meeting to serve as directors until the next annual meeting of stockholders or until their respective successors have been elected and qualified:

    W. Randolph Baker
    John G. Brackenbury
    Alan J. Glazer
    Shaun R. Hayes
    Jeffrey D. Goldstein
    Richard A. Goldstein
    Robert S. Goldstein
    James B. Perry
    Lee S. Wielansky

        Each nominee has consented to being named in this proxy statement and to serve if elected. Unless otherwise instructed on such proxy, the persons named as proxies intend to vote the shares represented by each properly executed proxy for each of the nominees standing for election. If a proxy is executed in such a manner as to withhold authority to vote for one or more nominees for director, such instructions will be followed by the persons named as proxies. While it is not anticipated that any of the nominees will be unable or unwilling to serve, if any should be unable or unwilling to serve, the persons named as proxies reserve the right to substitute any other person, in accordance with applicable law and our governing documents.

        Election of the nine director nominees requires the affirmative vote of a plurality of the shares of our common stock present at the Annual Meeting, in person or by proxy, and entitled to vote on the proposal. Withheld votes, if any, will have no effect on the proposal. Broker non-votes, if any, will have no effect on the proposal.

        THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS.

 PROPOSAL 2
APPROVAL OF THE ISLE OF CAPRI CASINOS, INC. 2009 LONG-TERM INCENTIVE PLAN

        Stockholders are being requested to vote on the adoption of the Isle of Capri Casinos, Inc. 2009 Long-Term Incentive Plan (the "2009 Plan"). The purpose of the 2009 Plan is to furnish additional compensation and incentives to our employees, officers and directors. A copy of the 2009 Plan is attached to this proxy statement as Appendix A. The following description of the 2009 Plan is a summary of its principal terms and so is qualified by reference to the complete text of the 2009 Plan.

Background

        The 2009 Plan was adopted by our Board of Directors on August 20, 2009 (the "effective date"), effective upon approval of our stockholders, to (a) attract and retain persons eligible to participate in the 2009 Plan; (b) motivate participants, by means of appropriate incentives, to achieve long-range goals; (c) provide incentive compensation opportunities that are competitive with those of other similar companies; and (d) further identify participants' interests with those of our other stockholders through compensation that is based on our common stock, and thereby promote our long-term financial interest, including the growth in value of our equity and enhancement of long-term stockholder return. The 2009 Plan replaces the Isle of Capri Casinos, Inc. Amended and Restated 2000 Long-Term Stock Incentive Plan (the "2000 Plan"). No awards will be made under the 2009 Plan unless and until it is approved by our stockholders.

        To achieve the foregoing objectives, the 2009 Plan provides for the grant of non-qualified stock options ("NQSOs") and incentive stock options ("ISOs"), stock appreciation rights ("SARs"), and full value awards (as described below).

Administration

        The 2009 Plan is administered by our Stock Option and Compensation Committee. The Stock Option and Compensation Committee selects the employees, officers and directors who will be granted awards under the 2009 Plan and thereby become "participants" in the 2009 Plan. All of our employees, officers and directors, and the directors, officers and employees of our affiliates are eligible to participate in the 2009 Plan. Generally, a corporation, partnership, joint venture or other entity is our affiliate during any period in which we, directly or indirectly, own at least 50% of the combined voting power of all classes of stock or 50% of the ownership interests in such entity, or if the entity, directly or indirectly, owns at least 50% of the combined voting power of all of our classes of stock. In the case of an ISO, an affiliate means a subsidiary corporation as defined under Internal Revenue Code rules.

        The Stock Option and Compensation Committee also determines the types of awards to be granted and the applicable terms, conditions, performance criteria, restrictions and other provisions of such awards. The Stock Option and Compensation Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by the Stock Option and Compensation Committee, except to the extent prohibited by applicable law or the applicable rules of a stock exchange.

Shares Reserved

        The number of shares of our common stock reserved for issuance under the 2009 Plan is the sum of (a) 1,000,000 shares plus (b) any shares of common stock remaining for issuance under the 2000 Plan as of the effective date (including any shares added back to the 2000 Plan pursuant to the terms of the 2000 Plan from a plan other than the 2000 Plan), plus (c) any shares of common stock that would have been available for awards granted under the 2000 Plan due to forfeiture, expiration or cancellation of awards without delivery of shares of common stock or which result in the forfeiture of the shares of common stock back to us (including any shares that would have been available under the 2000 Plan pursuant to the terms of the 2000 Plan due to forfeiture, expiration or cancellation of awards made under a plan other than the 2000 Plan). Any shares allocated to an award which is forfeited or cancelled or that is settled in cash or used to satisfy applicable tax withholding obligations will again become subject to awards under the 2009 Plan. The common stock with respect to which awards may be made under the 2009 Plan may be shares currently authorized but unissued, or currently held or subsequently acquired by us as treasury shares.

        The following additional limits will apply to awards under the 2009 Plan: (1) no more than 1,000,000 shares of common stock authorized under the Plan may be issued for ISOs; (2) in the case of options or SARs that are intended to be "performance-based compensation" (determined under Internal Revenue Code rules), no more than 500,000 shares of common stock may be subject to options or SARs granted to any one individual in any one fiscal year period; (3) in the case of full value awards that are intended to be "performance-based compensation" and that are denominated in shares of common stock, no more than 500,000 shares of common stock may be subject to such awards granted to any one individual in any one fiscal year period; and (4) in the case of any full value award that is intended to be "performance-based compensation" and that is denominated in cash, no more than $1,500,000 may be subject to such awards to any one individual during any one fiscal year period. If a full value award is denominated in common stock but an equivalent amount of cash is delivered in lieu of shares of common stock, the foregoing limits are applied based on the methodology used to convert the number of shares into cash and if the award is denominated in cash but an equivalent number of shares are delivered in lieu of cash, the foregoing limits are applied based on the methodology used to convert the cash to shares of common stock.

        In the event of a corporate transaction involving us (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Stock Option and Compensation Committee will adjust awards to preserve the benefits or potential benefits of the awards. Action by the Stock Option and Compensation Committee may include, in its discretion: (1) adjustment of the number and kind of shares which may be delivered under the 2009 Plan (including adjustments to the number and kind of shares that may be granted to an individual during a specified time as described above); (2) adjustment of the number and kind of shares subject to outstanding awards; (3) adjustment of the exercise price of outstanding options and SARs; and (4) any other adjustments that the Stock Option and Compensation Committee determines to be equitable (which may include, without limitation, (I) replacement of awards with other awards that the Stock Option and Compensation Committee determines have comparable value and which are based on stock of a company resulting from the transaction, and (II) cancellation of the award in return for a cash payment of the current value of the award, determined as though the award is fully vested at the time of payment, which, in the case of an option or SAR, the amount of such payment may be the excess of the value of the stock subject to the option or SAR at the time of the transaction over the exercise price.

Options and SARs

        Under the 2009 Plan, the Stock Option and Compensation Committee may grant (a) options to purchase our common stock, which options may be either ISOs or NQSOs and (b) SARs. An option entitles the participant to purchase shares of our common stock at an exercise price established at the time the option is granted. An SAR entitles the participant to receive, in shares of our common stock or cash, as determined at the time the SAR is granted, value equal to (or based on) the excess of the value of a specified number of shares of our common stock over an exercise price established at the time the SAR is granted. In no event can the exercise price under an option or SAR be less than the fair market value of a share of our common stock on the date the award is granted.

        Each option and SAR will be exercisable in accordance with the terms established by the Stock Option and Compensation Committee at the time of grant and the committee may, in its discretion, accelerate the vesting dates set at the time of grant. In no event will an option or SAR be exercisable more than 10 years after it is granted.

        In order to exercise an option, a participant must deliver to us the full exercise price of each share of common stock purchased upon the exercise of the option. The exercise price may be paid in cash or cash equivalents or in shares of our common stock (valued at fair market value as of the day of exercise), or in any combination thereof. The Stock Option and Compensation Committee may permit a participant to pay the exercise price by irrevocably authorizing a third party to sell shares acquired upon exercise of the option and to remit proceeds to pay the exercise price and tax withholding, in which case the exercise price may be paid as soon as practicable after the exercise.

        The Stock Option and Compensation Committee may impose restrictions on the shares of common stock acquired upon exercise of an option or SAR, including restrictions relating to the disposition of the shares of common stock and forfeiture restrictions based on service, performance, stock ownership and other factors.

        Except for adjustments made in connection with corporate transactions or reductions of the exercise price approved by our stockholders, the exercise price for any outstanding option or SAR granted under the 2009 Plan may not be decreased after the date of grant and no outstanding option or SAR granted under the 2009 Plan can be surrendered to us for cash (other than as necessary to satisfy tax withholding obligations), another award or as consideration for the grant of a replacement option or SAR with a lower exercise price. In addition, no repricing of an option or SAR will be permitted without the approval of our stockholders if that approval is required under the rules of any stock exchange on which such our shares of common stock are listed

Full Value Awards

        The Stock Option and Compensation Committee may grant full value awards under the 2009 Plan. A full value award is the grant of one or more shares of our common stock or a right (other than an option or SAR) to receive one or more shares of our common stock in the future. The grant of a full value award may be in consideration of a participant's previously performed service or surrender of other compensation, may be contingent on the achievement of performance or other objectives during a specified period, may be subject to a risk of forfeiture or other restrictions that lapse on the achievement of one or more goals relating to completion of service or the achievement of performance or other objectives or may be subject to such other conditions, restrictions and contingencies as the Stock Option and Compensation Committee determines.

        If an employee's right to become vested in a full value award is conditioned on the completion of a specified period of service with us, without achievement of performance targets or other performance objectives (including the performance measures described below with respect to performance-based compensation) being required as a condition of vesting, and without it being granted in lieu of other compensation, then the required period of service for full vesting will be not less than one year. The Stock Option and Compensation Committee may, however, provide for pro rata vesting over the course of the one year period and acceleration of vesting in the event of the participant's death, disability, retirement, change in control or involuntary termination. The foregoing vesting requirements do not apply to (a) grants made to newly eligible participants to replace awards from a prior employer and (b) grants that are a form of payment of earned performance awards or other incentive compensation.

Settlement of Awards

        Awards under the 2009 Plan may be settled through cash payments, the delivery of shares of our common stock, the granting of replacement awards, or a combination thereof, as the Stock Option and

Compensation Committee determines. Settlement may be subject to such conditions, restrictions and contingencies as the Stock Option and Compensation Committee shall determine.

        The Stock Option and Compensation Committee may permit or require the deferral of any payment with respect to an award, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents or may include converting such credits into deferred common stock equivalents. Dividend equivalents may not be granted with respect to options or SARs, and options or SARs may not be converted into common stock equivalents.

Dividends and Dividend Equivalents

        An award under the 2009 Plan (other than an option or SAR) may provide the participant with the right to receive dividend payments or dividend equivalent payments with respect to our common stock subject to the award (both before and after the common stock subject to the award is earned, vested, or acquired). The dividends or dividend equivalent units may either be made currently or credited to an account for the participant and may be settled in cash or shares of our common stock, as determined by the Stock Option and Compensation Committee. Any settlements, and any crediting of dividends or dividend equivalents or reinvestment in shares of common stock, may be subject to such conditions, restrictions and contingencies as the Stock Option and Compensation Committee establishes, including the reinvestment of such credited amounts in common stock equivalents.

Performance-Based Compensation

        The Stock Option and Compensation Committee may designate whether any award being granted to any participant under the 2009 Plan is intended to be "performance-based compensation" as that term is used in section 162(m) of the Internal Revenue Code. Any such awards (other than options and SARs) that are designated as intended to be "performance-based compensation" shall be conditioned on the achievement of one or more performance targets and one or more of the following "performance measures", as selected by the Stock Option and Compensation Committee: revenue; increases in stock price; market share; primary or fully diluted earnings per share; earnings before interest, taxes, depreciation and/or amortization; free cash flow; cash flow from operations; total cash flow; return on equity; return on capital; return on assets; management staffing; or any combination thereof. Generally, full value awards that are intended to be performance-based compensation cannot be settled or paid until the Stock Option and Compensation Committee has determined that the performance targets have been satisfied. If, however, a participant's employment terminates because of death, disability or if a change in control (as defined in the 2009 Plan) occurs prior to a participant's termination date, a full value award may become vested without regard to whether the award will be performance-based compensation.

Imposition of Additional Restrictions

        The Stock Option and Compensation Committee, in its discretion, may impose such conditions, restrictions, and contingencies on common stock acquired pursuant to the 2009 Plan as the Stock Option and Compensation Committee determines to be desirable.

Nontransferability

        Except as otherwise provided by the Stock Option and Compensation Committee, awards under the 2009 Plan are not transferable except as designated by the participant by will or by laws of descent and distribution. In no event may any award be transferred for value. To the extent that a participant has the right to exercise an award made under the 2009 Plan, the award may be exercised during the lifetime of the participant only by the participant.

Change in Control

        Generally, upon a change in control (as defined in the 2009 Plan), all outstanding awards granted under the 2009 Plan will become fully vested and exercisable.

Withholding of Taxes

        We may require a participant to pay the amount of any withholding taxes payable upon the settlement of any award under the 2009 Plan or withhold from amounts otherwise payable (including in the form of common stock) to the participant under the 2009 Plan.

Amendment and Termination

        The 2009 Plan may be amended or terminated at any time by the Board, provided that no amendment or termination may adversely affect the rights of any participant (or, if the participant is not living, an affected beneficiary) without the participant's or beneficiary's consent. Adjustment to awards in the context of corporate transactions are not subject to the foregoing limitations. In addition, no amendment or termination of the 2009 Plan is permitted without stockholder approval if that approval is necessary to comply with any tax or regulatory requirement applicable to the plan (including any applicable stock exchange listing requirement or to prevent us from being denied a tax deduction under section 162(m) of the Internal Revenue Code). No amendment of the option re-pricing provisions of the 2009 Plan can be made unless our shareholders approve the amendment.

Federal Income Tax Effects

        The following is a brief description of the U.S. federal income tax treatment that will generally apply to awards under the 2009 Plan based on current U.S. federal income taxation with respect to us and participants who are subject to U.S. federal income tax. Note that Section 409A of the Internal Revenue Code which generally became effective as of January 1, 2005, may apply to certain types of awards under the 2009 Plan.

        The grant of an NQSO will not result in taxable income to the participant and we will not be entitled to a deduction at the time of grant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the common stock acquired over the exercise price for those shares, and we will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such common stock equal to the fair market value of the shares at the time of exercise.

        The grant of an ISO will not result in taxable income to the participant and we will not be entitled to a deduction at the time of grant. The exercise of an ISO will not result in taxable income to the participant provided that the participant was, without a break in service, our employee or the employee of one of our direct corporate subsidiaries (determined under Internal Revenue Code rules) during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant dies or is disabled as determined under Internal Revenue Code rules). The excess of the fair market value of the common stock at the time of the exercise of an ISO over the exercise price is an adjustment that is included in the calculation of the participant's alternative minimum taxable income for the tax year in which the ISO is exercised. For purposes of determining the participant's alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the ISO exercise, the participant will have a basis in those shares equal to the fair market value of the common stock at the time of exercise.

        If the participant does not sell or otherwise dispose of the common stock acquired upon exercise of an ISO within two years from the date of the grant of the ISO or within one year after the transfer of such common stock to the participant, then upon disposition of such stock, any amount realized in excess of the exercise price will be taxed to the participant as capital gain, and we will not be entitled to a corresponding deduction for federal income tax purposes. The participant will recognize capital loss to the extent that the amount realized is less than the exercise price. If these holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (1) the excess of the fair market value of the common stock on the date of exercise over the exercise price, or (2) the excess, if any, of the amount realized upon disposition of the shares over the exercise price. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

        The grant of an SAR under the 2009 Plan will not result in taxable income to the participant and we will not be entitled to a deduction at the time of grant. Upon exercise of an SAR, the amount of cash or the fair market value of common stock received will be taxable to the participant as ordinary income, and we will be entitled to a corresponding deduction. Gains and losses realized by the participant upon disposition of any such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

        Generally, a participant who has been granted a full value award will not realize taxable income at the time of grant, and we will not be entitled to a deduction at that time. The participant will have taxable income at the time of distribution equal to the amount of cash received and the then fair market value of the distributed shares, and we will be entitled to a corresponding deduction.

        If the full award consists of shares of common stock that is subject to restrictions, then assuming that the restrictions on the award constitute a "substantial risk of forfeiture" for U.S. federal income tax purposes, the participant will not realize taxable income at the time of grant and we will not be entitled to a deduction at that time. Upon the vesting of common stock subject to the award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and we will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting. Dividends, if any, paid to the holder during the restriction period will also be compensation income to the participant and deductible as compensation expense by us. If the restrictions on the award do not constitute a substantial risk of forfeiture or if the participant elects, pursuant to section 83(b) of the Internal Revenue Code, to recognize income at the date of grant of the award, the participant will recognize income at the date of grant equal to the fair market value of the shares at the date of grant, the applicable capital gain holding period will commence as of that date, and we will be entitled to a deduction for compensation expense at the time of grant.

        Any acceleration of the vesting or payment of awards under the 2009 Plan in the event of a change in control of us may cause part or all of the amounts paid to be treated as an "excess parachute payment" under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude our deduction.

        Under section 162(m) of the Internal Revenue Code, we generally will not be able to deduct annual compensation in excess of $1 million paid to our chief executive officer and our four most highly compensated employees. However, amounts that constitute "performance-based compensation" are not counted toward the $1 million limit. Certain awards under the 2009 Plan will automatically qualify as performance-based compensation and the Stock Option and Compensation Committee may designate whether any other award is intended to constitute performance-based compensation.

        THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ADOPTION OF THE 2009 PLAN.

 PROPOSAL 3
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Our Audit Committee has selected Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending April 25, 2010, and has recommended to the Board of Directors that the stockholders ratify such selection. Although stockholder ratification of our Audit Committee's action in this respect is not required, the Board of Directors considers it desirable for stockholders to pass upon the selection of our independent registered public accounting firm and, if the stockholders do not ratify the selection, may reconsider its selection.

        Ratification of the appointment of an independent registered public accounting firm requires the affirmative vote of at least a majority of the shares of our common stock present at the annual meeting, in person or by proxy, and entitled to vote on the proposal. Abstentions from voting will have the same effect as voting against the proposal and broker non-votes, if any, will have no effect on the vote for this proposal.

        Representatives of Ernst & Young LLP, who are expected to be present at the annual meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders.

        We have been informed by Ernst & Young LLP that neither the firm nor any of its members or their associates has any direct financial interest or material indirect financial interest in us or any of our affiliates.

        The following table summarizes the fees billed to the Company for professional services by Ernst & Young LLP for the fiscal years 2009 and 2008:

	2009	2008
Audit Fees	$2,563,865	$2,564,745
Audit-Related Fees	22,825	5,085
Tax Fees	—	43,224

	$2,566,690	$2,613.057

        Audit fees include fees for professional services rendered for the audit of our annual consolidated financial statements and reports on internal control over financial reporting, the review procedures on the consolidated financial statements included in our Forms 10-Q, as well as accounting consultations, statutory audits, consents, and other services related to Securities and Exchange Commission filings. Audit-related fees for 2009 include fees for the audit of our employee benefit plan. Tax fees consist of amounts billed for tax compliance assistance and tax planning and advice.

        The Audit Committee is responsible for reviewing and pre-approving any non-audit services to be performed by the Company's outside accounting firm. The Audit Committee may delegate its pre-approval authority to the Chairman of the Audit Committee to act between meetings of the Audit Committee. Any pre-approval given by the Chairman of the Audit Committee pursuant to this delegation is presented to the full Audit Committee at its next regularly scheduled meeting. The Audit Committee or Chairman of the Audit Committee reviews, and if appropriate, approves all non-audit service engagements, taking into account the proposed scope of the non-audit services, the proposed fees for the non-audit services, whether the non-audit services are permissible under applicable law or regulation, and the likely impact of the non-audit services on the principal accountant's independence.

        The Audit Committee pre-approved each engagement of the Company's independent registered public accounting firm to perform non-audit related services during fiscal year 2009.

        The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence and believes the provision of the services referenced above is compatible.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS ISLE OF CAPRI CASINOS, INC. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

 OTHER MATTERS

        The Board of Directors is not aware of any other business that may come before the Annual Meeting. However, if additional matters properly come before the meeting, proxies will be voted at the discretion of the proxyholders.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        To the Company's knowledge, with respect to the fiscal year ended April 26, 2009, the Company's directors, officers and 10% stockholders complied with all applicable Section 16(a) filing requirements; provided, however, that:

  •
  A Form 4 filing reflecting the acquisition of 1,000 shares of our common stock by Mr. Burkhalter on December 24, 2007 was filed late. Although the error did not occur in fiscal 2009, the filing was made during fiscal 2009 on October 10, 2008.

  •
  Form 4 filings reporting the October 8, 2008 issuance of shares of restricted stock and cancellation of stock options pursuant to our tender offer to Messrs. Brackenbury, Baker, Glazer, Jeffery Goldstein, Robert Goldstein, Bernard Goldstein and Mitchell were filed late. The filings were made on October 14, 2008.

  •
  A Form 4 filing reflecting 20,000 shares of restricted stock awarded to Mr. Block on the effective date of his employment, December 15, 2008, was filed late. The filing was made on December 22, 2008.

STOCKHOLDER PROPOSALS

        Stockholders who, in accordance with Rule 14a-8 of the Securities and Exchange Commission, wish to present proposals for inclusion in our proxy materials to be distributed in connection with our 2010 Annual Meeting must submit their proposals no later than April 23, 2010, at our principal executive offices, Attention: Edmund L. Quatmann, Jr., Senior Vice President, General Counsel and Secretary. As the rules of the Commission make clear, simply submitting a proposal does not guarantee its inclusion.

ADDITIONAL INFORMATION

        A copy of our Annual Report on Form 10-K for the fiscal year ended April 26, 2009, is being distributed concurrently with this proxy statement to all stockholders entitled to notice of and to vote at the annual meeting. Our Annual Report on Form 10-K is not incorporated into this proxy statement and shall not be deemed to be solicitation material. We hereby undertake to provide to any recipient of this proxy statement, upon his or her request, a copy of any of the exhibits to our Annual Report on Form 10-K. Requests for such copies should be directed in writing to Edmund L. Quatmann, Jr., Senior Vice President, General Counsel and Secretary, Isle of Capri Casinos, Inc., 600 Emerson Road, Suite 300, St. Louis, Missouri 63141.

BY ORDER OF THE BOARD OF DIRECTORS,

Edmund L. Quatmann, Jr. Senior Vice President, General Counsel and Secretary
August 24, 2009 St. Louis, Missouri

 Appendix A

ISLE OF CAPRI CASINOS, INC.
2009 LONG-TERM STOCK INCENTIVE PLAN

SECTION 1
GENERAL

        1.1.    Purpose and History.    The Isle of Capri Casinos, Inc. 2009 Long-Term Stock Incentive Plan (the "Plan") has been established effective as of the Effective Date by Isle of Capri Casinos, Inc. (the "Company") to (a) attract and retain persons eligible to participate in the Plan; (b) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (c) provide incentive compensation opportunities that are competitive with those of other similar companies; and (d) further identify Participants' interests with those of the Company's other stockholders through compensation that is based on the Company's common stock, and thereby promote the long-term financial interest of the Company and its Affiliates, including the growth in value of the Company's equity and enhancement of long-term stockholder return. The Plan replaces the Isle of Capri Casinos, Inc. Amended and Restated 2000 Long-Term Stock Incentive Plan (the "Prior Plan"). The Plan was adopted by the Board on August 20, 2009 and shall become effective upon approval by the Company's stockholders. No awards shall be made under the Plan unless and until it is approved by the Company's stockholders.

        1.2.    Operation, Administration, and Definitions.    The operation and administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Section 4 (relating to operation and administration). Capitalized terms used in the Plan are defined in Section 8.

        1.3.    Participation.    Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the Eligible Persons those persons who will be granted one or more Awards under the Plan and thereby become Participants in the Plan.

SECTION 2
OPTIONS AND SARS

        2.1.  Definitions.

          (a)   The grant of an "Option" under the Plan entitles the Participant to purchase shares of Stock at an Exercise Price established by the Committee at the time the Option is granted. Any Option granted under this Section 2 may be either an incentive stock option (an "ISO") or a non-qualified stock option (an "NQSO"), as determined in the discretion of the Committee, provided that only employees of the Company or an Affiliate may receive a grant of ISOs. An "ISO" is an Option that is intended to satisfy the requirements applicable to an "incentive stock option" described in section 422(b) of the Code. An "NQSO" is an Option that is not intended to be an "incentive stock option" as that term is described in section 422(b) of the Code.

          (b)   The grant of a stock appreciation right (an "SAR") under the Plan entitles the Participant to receive, in cash or Stock (as determined in accordance with the terms of the Plan), value equal to (or otherwise based on) the excess of: (a) the Fair Market Value of a specified number of shares of Stock at the time of exercise; over (b) the Exercise Price established by the Committee at the time the SAR is granted.

        2.2.    Exercise Price.    The "Exercise Price" of each Option and SAR granted under this Section 2 shall be established by the Committee, or shall be determined by a method established by the Committee, at the time the Option or SAR is granted; provided, however, that the Exercise Price shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock).

        2.3.    Exercise/Vesting.    Except as otherwise expressly provided in the Plan, Options and SARs shall become vested and exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee as set forth in the Award Agreement; provided, however, that notwithstanding any vesting dates set by the Committee in such Award Agreement, the Committee may, in its sole discretion, accelerate the exercisability of any Option or SAR, which acceleration shall not affect the terms and conditions of such Option or SAR other than with respect to exercisability. No Option or SAR may be exercised after the Expiration Date applicable to that Option or SAR.

        2.4.    Payment of Option Exercise Price.    The payment of the Exercise Price of an Option granted under this Section 2 shall be subject to the following:

          (a)   Subject to the following provisions of this subsection 2.4, the full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in paragraph 2.4(c), payment may be made as soon as practicable after the exercise).

          (b)   Subject to applicable law, the Exercise Price shall be payable (i) in cash or cash equivalents, (ii) by tendering, by either actual delivery or by attestation, shares of Stock acceptable to the Committee, and valued at Fair Market Value as of the day of exercise, or (iii) in any combination of (i) and (ii), as determined by the Committee.

          (c)   Subject to applicable law and procedures established by the Committee, the Committee may permit a Participant to elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

        2.5.    Settlement of Award.    Settlement of Options and SARs is subject to subsection 4.8.

        2.6.    Post-Exercise Limitations.    The Committee, in its discretion, may impose such restrictions on shares of Stock acquired pursuant to the exercise of an Option or SAR as it determines to be desirable, including, without limitation, restrictions relating to the disposition of the shares and forfeiture restrictions based on service, performance, Stock ownership by the Participant and such other factors as the Committee determines to be appropriate.

        2.7.    No Repricing.    Except for either adjustments pursuant to subsection 4.3 (relating to the adjustment of shares), or reductions of the Exercise Price approved by the Company's stockholders, the Exercise Price for any outstanding Option or SAR may not be decreased after the date of grant nor may an outstanding Option or SAR granted under the Plan be surrendered to the Company for cash (other than pursuant to subsection 4.5), other Awards, or as consideration for the grant of a replacement Option or SAR with a lower exercise price. In addition, no repricing of an Option or SAR shall be permitted without the approval of the Company's stockholders if such approval is required under the rules of any stock exchange on which such shares of Stock are listed.

        2.8.    Required Notice of ISO Share Disposition.    Each Participant who is awarded an ISO under the Plan shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition of any Stock acquired pursuant to the exercise of such ISO. A disqualifying disposition is any disposition (including any sale) of such Stock before the later of (a) two years after the date of grant of the ISO or (b) one year after the date the Participant acquired the Stock upon exercise of the ISO.

        2.9.    Limits on ISOs.    Notwithstanding anything to the contrary in this Section 2, if an ISO is granted to a Participant who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or of an Affiliate, the Expiration Date shall not be later than the fifth anniversary of the date on which the ISO was granted and the Exercise Price shall be at least 110 percent of the Fair Market Value of the Stock subject to the ISO (determined on the date of grant). To the extent that the aggregate fair market value of shares of Stock with respect to which ISOs are exercisable for the first time by any individual during any calendar year (under all plans of the Company and all Affiliates) exceeds $100,000, such Options shall be treated as NQSOs to the extent required by section 422 of the Code.

        2.10.    Expiration Date.    The "Expiration Date" with respect to an Option or SAR means the date established as the Expiration Date by the Committee at the time of grant. In no event shall the Expiration Date of an Option or SAR be later than the ten-year anniversary of the date on which the Option or SAR is granted.

SECTION 3
FULL VALUE AWARDS

        3.1.    Definition.    A "Full Value Award" is a grant of one or more shares of Stock or a right to receive one or more shares of Stock in the future (other than the grant of an Option or SAR), with such grant subject to one or more of the following, as determined by the Committee:

          (a)   The grant shall be in consideration of a Participant's previously performed services or surrender of other compensation that may be due.

          (b)   The grant shall be contingent on the achievement of performance or other objectives during a specified period.

          (c)   The grant shall be subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives.

          (d)   The grant of Full Value Awards may also be subject to such other conditions, restrictions and contingencies, as determined by the Committee, including dividend or dividend equivalent rights and deferred payment or settlement.

        3.2.    Special Vesting Rules.    If an employee's right to become vested in a Full Value Award is conditioned on the completion of a specified period of service with the Company or the Affiliates, without achievement of performance targets or other performance objectives (whether or not related to Performance Measures) being required as a condition of vesting, and without it being granted in lieu of other compensation, then the required period of service for full vesting shall be not less than one year (subject, to the extent provided by the Committee, to pro rated vesting over the course of such one year period and to acceleration of vesting in the event of the Participant's death, disability, retirement, Change in Control or involuntary termination). The foregoing requirements shall not apply to (a) grants made to newly eligible Participants to replace awards from a prior employer and (b) grants that are a form of payment of earned performance awards or other incentive compensation.

        3.3.    Performance-Based Compensation.    The Committee may designate a Full Value Award granted to any Participant as "Performance-Based Compensation" within the meaning of section 162(m) of the Code and regulations thereunder. To the extent required by section 162(m) of the Code, any such Award so designated shall be conditioned on the achievement of one or more performance targets and Performance Measures as determined by the Committee and the following additional requirements shall apply:

          (a)   The performance targets established for the performance period established by the Committee shall be objective (as that term is described in regulations under section 162(m) of the Code), and shall be established in writing by the Committee not later than 90 days after the beginning of the performance period (but in no event after 25% of the performance period has elapsed), and while the outcome as to the performance targets is substantially uncertain. The performance targets established by the Committee may be with respect to corporate performance, operating group or sub-group performance, individual company performance, other group or individual performance, or division performance.

          (b)   A Participant otherwise entitled to receive a Full Value Award for any performance period shall not receive a settlement or payment of the Award until the Committee has determined that the applicable performance target(s) have been attained. To the extent that the Committee exercises discretion in making the determination required by this paragraph 3.3(b), such exercise of discretion may not result in an increase in the amount of the payment.

          (c)   To the extent provided by the Committee, if a Participant's employment terminates because of death or disability, or if a Change in Control occurs prior to the Participant's termination date, the Participant's Full Value Award may become vested without regard to whether the Full Value Award would be Performance-Based Compensation.

Nothing in this Section 3 shall preclude the Committee from granting Full Value Awards under the Plan that are not intended to be Performance-Based Compensation; provided, however, that, at the time of grant of Full Value Awards by the Committee, the Committee shall designate whether such Awards are intended to constitute Performance-Based Compensation. To the extent that the provisions of this Section 3 reflect the requirements applicable to Performance-Based Compensation, such provisions shall not apply to the portion of the Award, if any, that is not intended to constitute Performance-Based Compensation.

SECTION 4
OPERATION AND ADMINISTRATION

        4.1.    Duration.    The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that no Awards may be granted under the Plan after the ten-year anniversary of the Effective Date.

        4.2.    Shares Subject to Plan.    The shares of Stock for which Awards may be granted under the Plan shall be subject to the following:

          (a)   The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued or, to the extent permitted by applicable law, currently held or subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

          (b)   Subject to the provisions of subsection 4.3, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to the sum of: (i) 1,000,000 shares of Stock; (ii) any shares of Stock available for future awards under the Prior Plan as of the Effective Date (including any shares added back to the Prior Plan, pursuant to the terms of the Prior Plan, from a plan other than the Prior Plan), and (iii) any shares of Stock that would have been available for awards granted under the Prior Plan due to forfeiture, expiration or cancellation of such awards without delivery of shares of Stock or which result in the forfeiture of the shares of Stock back to the Company (including any such shares which would have been available under the Prior Plan, pursuant to the terms of the Prior Plan, due to forfeiture, expiration or cancellation of awards made under a plan other than the Prior Plan).

          (c)   Except as expressly provided by the terms of this Plan, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof, shall be made with respect to Awards then outstanding hereunder.

          (d)   To the extent provided by the Committee, any Award may be settled in cash rather than Stock. To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the shares of Stock are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

          (e)   If the exercise price of an Option granted under the Plan is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation), only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

          (f)    Subject to the provisions of subsection 4.3, the following additional maximums are imposed under the Plan:

              (i)  The maximum number of shares of Stock that may be issued by Options intended to be ISOs shall be 1,000,000.

             (ii)  For Awards of Options or SARs that are intended to be Performance-Based Compensation, no more than 500,000 shares of Stock may be subject to such Awards granted to any one individual during any one fiscal year period. If an Option is in tandem with an SAR, such that the exercise of the Option or SAR with respect to a share of Stock cancels the tandem SAR or Option right, respectively, with respect to such share, the tandem Option and SAR rights with respect to each share of Stock shall be counted as covering but one share of Stock for purposes of applying the limitations of this subparagraph (ii).

            (iii)  For Full Value Awards that are intended to be Performance-Based Compensation, no more than 500,000 shares of Stock may be subject to such Awards granted to any one individual during any one fiscal year period. If, after shares have been earned, the delivery is deferred, any additional shares attributable to dividends during the deferral period shall be disregarded. For Full Value Awards that are intended to be Performance-Based Compensation and that are denominated in cash, no more than $1,500,000 may be subject to such Awards granted to any one individual during any one fiscal year period.

              (1)   If the Awards are denominated in Stock but an equivalent amount of cash is delivered in lieu of delivery of shares of Stock, the foregoing limit shall be applied based on the methodology used by the Committee to convert the number of shares of Stock into cash.

              (2)   If the Awards are denominated in cash but an equivalent amount of Stock is delivered in lieu of delivery of cash, the foregoing limit shall be applied to the cash based on the methodology used by the Committee to convert the cash into shares of Stock.

              (3)   Any adjustment in the number of shares of Stock or amount of cash delivered to reflect actual or deemed investment experience shall be disregarded.

        4.3.    Adjustments to Shares.    In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Committee shall adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include, in its sole discretion: (a) adjustment of the number and kind of shares which may be delivered under the Plan (including adjustments to the number and kind of shares that may be granted to an individual during any specified time as described in subsection 4.2);

(b) adjustment of the number and kind of shares subject to outstanding Awards; (c) adjustment of the Exercise Price of outstanding Options and SARs; and (d) any other adjustments that the Committee determines to be equitable (which may include, without limitation, (i) replacement of Awards with other Awards which the Committee determines have comparable value and which are based on stock of a company resulting from the transaction, and (ii) cancellation of the Award in return for cash payment of the current value of the Award, determined as though the Award is fully vested at the time of payment, provided that in the case of an Option or SAR, the amount of such payment may be the excess of value of the Stock subject to the Option or SAR at the time of the transaction over the Exercise Price).

        4.4.    General Restrictions.    Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

          (a)   Notwithstanding any other provision of the Plan, neither the Company nor any Affiliate shall have any obligation to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

          (b)   In the case of a Participant who is subject to Section 16(a) and 16(b) of the Exchange Act, the Committee may, at any time, add such conditions and limitations to any Award to such Participant, or any feature of any such Award, as the Committee, in its sole discretion, deems necessary or desirable to comply with Section 16(a) or 16(b) and the rules and regulations thereunder or to obtain any exemption therefrom.

          (c)   To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

        4.5.    Tax Withholding.    All Awards and other payments and distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other payments or benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through (a) cash payment by the Participant, (b) through the surrender of shares of Stock acceptable to the Committee which the Participant already owns, or (c) through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan; provided, however, that previously-owned shares of Stock that have been held by the Participant or to which the Participant is entitled under the Plan may only be used to satisfy the minimum tax withholding required by applicable law (or other rates that will not have a negative accounting impact).

        4.6.    Grant and Use of Awards.    In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Subject to subsection 2.7 (relating to repricing) Awards may be granted as alternatives to or replacement of awards granted or outstanding under the Plan, or any other plan or arrangement of the Company or an Affiliate (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or an Affiliate). Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or an Affiliate, including the plans and arrangements of the Company or an Affiliate assumed in business combinations. Notwithstanding the provisions of subsection 2.2, Options and SARs granted under the Plan in replacement for awards under plans and arrangements of the Company or an Affiliate assumed in business combinations may provide for Exercise Prices that are less than the Fair Market Value of the Stock at the time of the replacement grants, if the Committee determines that such Exercise Price is appropriate to preserve the economic benefit of the award and provided that all requirements of section 409A of the Code are satisfied.

        4.7.    Dividends and Dividend Equivalents.    An Award (other than an Option or SAR Award) may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Stock, as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents

        4.8.    Settlement of Awards.    The obligation to make payments and distributions with respect to Awards may be satisfied through cash payments, the delivery of shares of Stock, the granting of replacement Awards, or combination thereof as the Committee shall determine. Satisfaction of any such obligations under an Award, which is sometimes referred to as "settlement" of the Award, may be subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents may include converting such credits into deferred Stock equivalents; provided, however, that dividend equivalents may not be granted with respect to Options or SARs and neither Options nor SARs may be converted to Stock equivalents. Each Affiliate shall be liable for payment of cash due under the Plan with respect to any Participant to the extent that such benefits are attributable to the services rendered for that Affiliate by the Participant. Any disputes relating to liability of an Affiliate for cash payments shall be resolved by the Committee.

        4.9.    Transferability.    Except as otherwise provided by the Committee, Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution. In no event, however, shall any Award be transferred for value. To the extent that the Participant who receives an Award under the Plan has the right to exercise such Award, the Award may be exercised during the lifetime of the Participant only by the Participant.

        4.10.    Form and Time of Elections.    Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

        4.11.    Agreement With Company.    An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in an Award Agreement. A copy of the Award Agreement shall be provided to the Participant and the Committee may, but need not, require that the Participant sign a copy thereof.

        4.12.    Action by Company or Affiliate.    Any action required or permitted to be taken by the Company or any Affiliate shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of such company. Any action required or permitted to be taken by an Affiliate which is a partnership shall be by a general partner of such partnership or by a duly authorized officer thereof.

        4.13.    Gender and Number.    Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

        4.14.  Limitation of Implied Rights.

          (a)   Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Affiliate whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Affiliate, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Affiliate, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Affiliate shall be sufficient to pay any benefits to any person.

          (b)   The Plan does not constitute a contract of employment or continued service, and selection as a Participant will not give any participating employee the right to be retained in the employ or continued service of the Company or any Affiliate, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights and shares of Stock are registered in his name.

        4.15.    Evidence.    Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

        4.16.    Payments to Persons Other Than Participants.    If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

        4.17.    Governing Law.    The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware.

        4.18.    Severability.    If any provision of the Plan or any Award agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

 SECTION 5
CHANGE IN CONTROL

        Subject to the provisions of subsection 4.3 (relating to the adjustment of shares), and except as otherwise provided in the Plan or the Award Agreement reflecting the applicable Award, upon the occurrence of a Change in Control:

          (a)   All outstanding Options (regardless of whether in tandem with SARs) shall become fully exercisable.

          (b)   All outstanding SARs (regardless of whether in tandem with Options) shall become fully exercisable.

          (c)   All Full Value Awards shall become fully vested.

SECTION 6
COMMITTEE

        6.1.    Administration.    The authority to control and manage the operation and administration of the Plan shall be vested in the Stock Option and Compensation Committee of the Board (the "Committee") in accordance with this Section 6. So long as the Company is subject to Section 16 of the Exchange Act, the Committee shall be selected by the Board and shall consist of not fewer than two members of the Board or such greater number as may be required for compliance with Rule 16b-3 issued under the Exchange Act and shall be comprised of persons who are independent for purposes of applicable stock exchange listing requirements. Any Award granted under the Plan which is intended to constitute Performance-Based Compensation (including Options and SARs) shall be granted by a Committee consisting solely of two or more "outside directors" within the meaning of section 162(m) of the Code and applicable regulations. If the Committee does not exist, or for any other reason determined by the Board, and to the extent not prohibited by applicable law or the applicable rules of any stock exchange, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

        6.2.    Powers of Committee.    The Committee's administration of the Plan shall be subject to the following:

          (a)   Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Persons those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by Section 7) to amend, cancel or suspend Awards.

          (b)   To the extent that the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

          (c)   Subject to the provisions of the Plan, the Committee will have the authority and discretion to determine the extent to which Awards under the Plan will be structured to conform to the requirements applicable to Performance-Based Compensation, and to take such action, establish such procedures, and impose such restrictions at the time such Awards are granted as the Committee determines to be necessary or appropriate to conform to such requirements.

          (d)   Subject to the terms and conditions of the Plan, the Committee will have the authority and discretion to conclusively interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

          (e)   Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

          (f)    In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the certificate of incorporation and by-laws of the Company, and applicable state corporate law.

        6.3.    Delegation by Committee.    Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

        6.4.    Information to be Furnished to Committee.    The Company and the Affiliates shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and the Affiliates as to an employee's or Participant's employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

SECTION 7
AMENDMENT AND TERMINATION

        The Board may, at any time, amend or terminate the Plan, provided, however, that:

          (a)   no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board;

          (b)   adjustments pursuant to subsection 4.3 shall not be subject to the foregoing limitations of this Section 7;

          (c)   the provisions of subsection 2.6 (relating to repricing) cannot be amended unless the amendment is approved by the Company's stockholders; and

          (d)   no such amendment or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including as necessary to comply with any applicable stock exchange listing requirement or to prevent the Company from being denied a tax deduction on account of section 162(m) of the Code).

SECTION 8
DEFINED TERMS

        In addition to the other definitions contained herein, the following definitions shall apply:

          (a)    Affiliate.    The term "Affiliate" means any corporation, partnership, joint venture or other entity during any period in which (i) the Company, directly or indirectly, owns at least 50% of the combined voting power of all classes of stock of such entity or at least 50% of the ownership interests in such entity or (ii) such entity, directly or indirectly, owns at least 50% of the combined voting power of all classes of stock of the Company; provided, however, for purposes of ISOs, an "Affiliate" means an entity that satisfies the definition of a "parent corporation" (as defined in section 424(e) of the Code) or a "subsidiary corporation" (as defined in section 424(f) of the Code).

          (b)    Award.    The term "Award" shall mean, individually or collectively, any award or benefit granted under the Plan, including, without limitation, the grant of Options, SARs, or Full Value Awards.

          (c)    Award Agreement.    The term "Award Agreement" means the written agreement (including electronic) evidencing the grant of Awards under the Plan, which agreement shall be in the form specified by the Committee. The document evidencing an Award under the Plan shall constitute an "Award Agreement" regardless of whether any Participant signature is required.

          (d)    Board.    The term "Board" shall mean the Board of Directors of the Company.

          (e)    Change in Control.    The term "Change of Control" means the occurrence of any of the following: (i) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its Affiliates taken as a whole to any person (as such term is used in Section 13(d) of the Exchange Act) other than the Company and its Affiliates; (ii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any person (as such term is used in Section 13(d) of the Exchange Act) who is not a Permitted Equity Holder becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Company's voting stock; (iii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that (A) any person (as such term is used in Section 13(d) of the Exchange Act), regardless of that person's direct or indirect beneficial ownership interest prior to such transaction, becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Company's voting stock and (B) the Company's voting stock ceases to be traded on any national securities exchange; or (iv) the first day on which a majority of the members of the Board are not Continuing Directors.

          (f)    Code.    The term "Code" shall mean the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

          (g)    Committee.    The term "Committee" is defined in subsection 6.1.

          (h)    Company.    The term "Company" is defined in subsection 1.1 of the Plan.

          (i)    Continuing Directors.    The term "Continuing Directors" means, as of any date of determination, any member of the Board who (i) was a member of the Board on the Effective Date; or (ii) was nominated for election or elected to the Board with the approval of a majority of the Continuing Directors who were members of the Board at such date.

          (j)    Effective Date.    The term "Effective Date" means the date the Plan is approved by the Company's stockholders.

          (k)    Eligible Person.    The term "Eligible Person" shall mean any person employed within the meaning of section 3401(c) of the Code and the regulations promulgated thereunder by the Company or an Affiliate; and any officer or director of the Company or an Affiliate even if he or she is not an employee within the meaning of section 3401(c) of the Code.

          (l)    Exchange Act.    The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (m)    Exercise Price.    The term "Exercise Price" is defined in subsection 2.2 of the Plan.

          (n)    Expiration Date.    The term "Expiration Date" is defined in subsection 2.10 of the Plan.

          (o)    Fair Market Value.    The term "Fair Market Value" shall mean: (i) if the Stock is traded in a market in which actual transactions are reported, the mean of the high and low prices at which the Stock is reported to have traded on the relevant date in all markets on which trading in the Stock is reported or, if there is no reported sale of the Stock on the relevant date, the mean of the highest reported bid price and lowest reported asked price for the Stock on the relevant date; (ii) if the Stock is publicly traded but only in markets in which there is no reporting of actual transactions, the mean of the highest reported bid price and the lowest reported asked price for the Stock on the relevant date; or (iii) if the Stock is not publicly traded, the value of a share of Stock as determined by the most recent valuation prepared by an independent expert at the request of the Committee. With respect to Options and SARs, Fair Market Value shall be determined in accordance with section 409A of the Code.

          (p)    Full Value Award.    The term "Full Value Award" is defined in subsection 3.1 of the Plan.

          (q)    ISO.    The term "ISO" is defined in subsection 2.1(a) of the Plan.

          (r)    NQSO.    The term"NQSO" is defined in subsection 2.1(a) of the Plan.

          (s)    Option.    The term "Option" is defined in subsection 2.1(a) of the Plan.

          (t)    Participant.    The term "Participant" shall mean any Eligible Person who has been granted an Award under the Plan.

          (u)    Performance-Based Compensation.    The term "Performance-Based Compensation" is defined in subsection 3.3 of the Plan.

          (v)    Performance Measures.    For purposes of the Plan, the term "Performance Measures" shall mean performance targets based on one or more of the following criteria: revenue; increases in stock price; market share; primary or fully diluted earnings per share; earnings before interest, taxes, depreciation and/or amortization; free cash flow; cash flow from operations; total cash flow; return on equity; return on capital; return on assets; management staffing; or any combination thereof.

          (w)    Permitted Equity Holder.    The term "Permitted Equity Holder" means Bernard Goldstein, Irene Goldstein and their lineal descendants (including adopted children and their lineal descendants) and any entity the equity interests of which are owned by only such persons or which was established for the exclusive benefit of, or the estate of, any of the foregoing.

          (x)    Plan.    The term "Plan" is defined in subsection 1.1 of the Plan.

          (y)    Prior Plan.    The term "Prior Plan" is defined in subsection 1.1 of the Plan.

          (z)    SAR.    The term "SAR" is defined in subsection 2.1(b) of the Plan.

          (aa)    Stock.    The term "Stock" shall mean common stock, par value $. 01 per share, of the Company.

*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

ISLE OF CAPRI CASINOS, INC.

Meeting Information

Meeting Type:          Annual

For holders as of:   August 14, 2009

Date:      October 6, 2009   Time: 9:00 AM CDT

Location:	Isle Of Capri Casinos
600 Emerson Road
Suite 300
St. Louis, MO 63141

ISLE  OF CAPRI CASINOS

600  EMERSON ROAD SUITE 300

ST. LOUIS, MO  63141

You are receiving this communication because you hold shares in the above named company.

This is not a ballot.  You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M16752-P83621

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT                       ANNUAL REPORT             FORM 10-K

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

*      If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 23, 2009 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M16753-P83621

Voting Items

The Board of Directors recommends  that you vote FOR the following:

1.               To elect nine persons to the Board of Directors.

Nominees:

01)   W. Randolph Baker

02)   John G. Brackenbury

03)   Alan J. Glazer

04)   Richard A. Goldstein

05)   Jeffrey D. Goldstein

06)   Robert S. Goldstein

07)   Shaun R. Hayes

08)   James B. Perry

09)   Lee S. Wielansky

The Board of Directors recommends  you vote FOR the following  proposal(s):

2.               To approve the adoption of the Isle of Capri Casinos,  Inc. 2009  Long-Term Incentive Plan.

3.               To ratify the appointment of Ernst &  Young,  LLP as our independent  registered public accounting firm for the 2010 fiscal year.

4.               The proxies are authorized to vote, in their discretion,  upon all such matters as may properly come before the Annual Meeting.

M16754-P83621

M16755-P83621

ISLE OF CAPRI CASINOS, INC.

600 EMERSON ROAD, SUITE 300

ST. LOUIS, MO 63141

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by Isle of Capri Casinos, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone  telephone  to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Isle of Capri Casinos, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M16750-P83621	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ISLE OF CAPRI CASINOS, INC.		For	Withhold	For All
		All	All	Except
The Board of Directors recommends that you vote FOR the following:
		☐	☐	☐
Vote on Directors

1.	To elect nine persons to the Board of Directors.

Nominees:

01) W. Randolph Baker
02) John G. Brackenbury
03) Alan J. Glazer
04) Richard A. Goldstein
05) Jeffrey D. Goldstein
06) Robert S. Goldstein
07) Shaun R. Hayes
08) James B. Perry
09) Lee S. Wielansky

The Board of Directors recommends you vote FOR the following proposal(s):		For	Against	Abstain

Vote on Proposals

2.	To approve the adoption of the Isle of Capri Casinos, Inc. 2009 Long-Term Incentive Plan.	☐	☐	☐

3.	To ratify the appointment of Ernst & Young, LLP as our independent registered public accounting firm for the 2010 fiscal year.	☐	☐	☐

4.	The proxies are authorized to vote in their discretion, upon all such matters as may properly come before the Annual Meeting.

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com.

M16751-P83621

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held on Tuesday, October 6, 2009

The undersigned stockholder(s) of Isle of Capri Casinos, Inc., a Delaware corporation (the “Company”), hereby appoint(s) James B. Perry, Virginia M. McDowell, Dale R. Black and Edmund L. Quatmann, Jr., and each of them, attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company, to be held at 600 Emerson Road, St. Louis, Missouri, on October 6, 2009 at 9:00 a.m., Central Time, and at any and all adjournments,  postponements,  continuations or reschedulings thereof (the “Annual Meeting”), with all the powers the undersigned would possess if personally present at the Annual Meeting, as directed on this ballot.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S).  IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS LISTED ON THE REVERSE SIDE, AND FOR PROPOSALS 2 AND 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED REPLY ENVELOPE.

QuickLinks

ISLE OF CAPRI CASINOS, INC. 600 EMERSON ROAD ST. LOUIS, MISSOURI 63141 (314) 813-9200
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To be Held on Tuesday, October 6, 2009
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2009 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 6, 2009
Isle of Capri Casino's Proxy Statement for the 2009 Annual Meetings of Stockholders is available at www.proxyvote.com
ISLE OF CAPRI CASINOS, INC. 600 EMERSON ROAD ST. LOUIS, MISSOURI 63141 (314) 813-9200
PROXY STATEMENT AUGUST 24, 2009
QUESTIONS AND ANSWERS
ELECTION OF DIRECTORS
OWNERSHIP OF OUR CAPITAL STOCK
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION Compensation Discussion and Analysis
Summary Compensation Table
Outstanding Equity Awards at Fiscal Year-End
Nonqualified Deferred Compensation
CERTAIN RELATED PARTY TRANSACTIONS
AUDIT COMMITTEE REPORT
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 APPROVAL OF THE ISLE OF CAPRI CASINOS, INC. 2009 LONG-TERM INCENTIVE PLAN
PROPOSAL 3 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OTHER MATTERS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCKHOLDER PROPOSALS
ADDITIONAL INFORMATION
  Appendix A
ISLE OF CAPRI CASINOS, INC. 2009 LONG-TERM STOCK INCENTIVE PLAN
SECTION 1 GENERAL
SECTION 2 OPTIONS AND SARS
SECTION 3 FULL VALUE AWARDS
SECTION 4 OPERATION AND ADMINISTRATION
SECTION 5 CHANGE IN CONTROL
SECTION 6 COMMITTEE
SECTION 7 AMENDMENT AND TERMINATION
SECTION 8 DEFINED TERMS